As filed with the Securities and Exchange Commission on January 16, 1998

                             1933 Act Registration No.  33-87244
                             1940 Act Registration No.  811-8894

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


          Pre-Effective Amendment No.          [ ]
                                         ---
          Post-Effective Amendment No.   12    [X]
                                         ---

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


      Amendment No.    13                      [X]
                      ----
 JNL SERIES TRUST
    (Exact Name of Registrant as Specified in Charter)

 5901 Executive Drive, Lansing, Michigan          48911
      (Address of Principal Executive Offices)  (Zip Code)


Registrant's Telephone Number, including Area Code:  (517) 394-3400


           Thomas J. Meyer, Esq.           with a copy to:
           JNL Series Trust
           Vice President & Counsel        Blazzard, Grodd & Hasenauer P.C.
           5901 Executive Drive            P.O. Box 5108
           Lansing, Michigan  48911        Westport, Connecticut  06881
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                           immediately upon filing pursuant to paragraph (b)
-------------------------
                           on (date) pursuant to paragraph (b)
-------------------------
                           60 days after filing pursuant to paragraph (a)(1)
-------------------------
                           on (date) pursuant to paragraph (a)(1)
-------------------------
                           75 days after filing pursuant to paragraph (a)(2)
-------------------------
         X                 on April 1, 1998 pursuant to paragraph (a)(2) of
-------------------------  Rule 485.

                           This post-effective amendment designates a new effective date for a previously filed
-------------------------  post-effective amendment.

Title of Securities Being Registered:  Shares of beneficial interest

                                JNL SERIES TRUST

                             CROSS-REFERENCE SHEET
                           (as required by Rule 495)

                                        Caption in Prospectus or Statement of
                                        Additional Information relating to
N-1A Item No.                           each Series
-------------                           -------------------------------------
Part A                                  Prospectus
------                                  ----------
Item 1.  Cover Page                     Front Cover Page

Item 2.  Synopsis                       Trust Expenses

Item 3.  Financial Highlights           Financial Highlights; Performance Advertising
                                        for the Series

Item 4.  General Description of
         Registrant                     Front Cover Page; Investment Objectives and
                                        Policies; Common Types of Securities and
                                        Management Practices

Item 5.  Management of the Fund         Management of the Trust

Item 5A  Management's Discussion
         of Fund Performance            Not Applicable

Item 6.  Capital Stock and Other        Additional Information;
         Securities                     Performance Advertising for the Series

Item 7.  Purchase of Securities         Investment in Trust Shares;
         Being Offered                  Share Redemption

Item 8.  Redemption or Repurchase       Share Redemption

Item 9.  Pending Legal Proceedings      Not Applicable



Part B                                  Statement of Additional Information
------                                  -----------------------------------

Item 10. Cover Page                     Front Cover Page

Item 11. Table of Contents              Table of Contents

Item 12. General Information and
         History                        General Information and History

Item 13. Investment Objectives          Investment Restrictions Applicable to
         and Policies                   All Series; Common Types of Securities

Item 14. Management of the Fund         Trustees and Officers of the Trust

Item 15. Control Persons and
         Principal Holders of
         Securities                     Trustees and Officers of the Trust

Item 16. Investment Advisory and
         Other Services                 Investment Adviser and Other Services

Item 17. Brokerage Allocation and
         Other Practices                Investment Adviser and Other Services

Item 18. Capital Stock and Other
         Securities                     Additional Information

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered                  Purchases, Redemptions and Pricing of Shares

Item 20. Tax Status                     Tax Status

Item 21. Underwriters                   Not Applicable

Item 22. Calculation of Performance
         Data                           Performance

Item 23. Financial Statements           Financial Statements


Part C
------
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to Registration Statement.

                              [JNL(R) SERIES TRUST]

                                 APRIL 1, 1998

PROSPECTUS

April 1, 1998


JNL(R) SERIES TRUST
--------------------------------------------------------------------------------
5901 Executive Drive - Lansing, Michigan 48911


     This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust"). You should read it and keep it for future reference. A Statement of Additional Information, dated April 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (800) 322-8257, or writing the JNL Series Trust Service Center, P.O. Box 25127, Lansing, MI 48909. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


     The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust currently offers shares in separate Series, each with its own investment objective. The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity policies.

     JNL AGGRESSIVE GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

     JNL CAPITAL GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

     JNL GLOBAL EQUITIES SERIES seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

     JNL/ALGER GROWTH SERIES seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     JNL/ALLIANCE GROWTH SERIES seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

     JNL/EAGLE CORE EQUITY SERIES seeks as its investment objective long-term capital appreciation and, secondarily, current income by investing primarily in a diversified portfolio of common stocks which the sub-adviser believes offers above-average potential for long-term capital appreciation.

     JNL/EAGLE SMALLCAP EQUITY SERIES seeks as its investment objective long-term capital appreciation by investing primarily in equity securities of smaller companies which the sub-adviser believes offer potential for rapid growth.

     JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES seeks to provide high total return by investing in a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

     JNL/PIMCO TOTAL RETURN BOND SERIES seeks to realize maximum total return, consistent with preservation of capital and prudent investment management through investment in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

     JNL/PUTNAM GROWTH SERIES seeks as its investment objective long-term growth of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have opportunity for capital growth.

     JNL/PUTNAM VALUE EQUITY SERIES seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.


     JNL/S&P CONSERVATIVE GROWTH SERIES I seeks capital growth and current income by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P MODERATE GROWTH SERIES I seeks capital growth. Current income is a secondary objective. The Series seeks to achieve its objectives by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P AGGRESSIVE GROWTH SERIES I seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P VERY AGGRESSIVE GROWTH SERIES I seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P EQUITY GROWTH SERIES I seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P CONSERVATIVE GROWTH SERIES II seeks capital growth and current income by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P MODERATE GROWTH SERIES II seeks capital growth. Current income is a secondary objective. The Series seeks to achieve its objectives by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P AGGRESSIVE GROWTH SERIES II seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P VERY AGGRESSIVE GROWTH SERIES II seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P EQUITY GROWTH SERIES II seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.



     JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II seeks capital growth by investing in a diversified group of underlying Series of the JNL Series Trust.


     GOLDMAN SACHS/JNL GROWTH & INCOME SERIES seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

     LAZARD/JNL SMALL CAP VALUE SERIES seeks capital appreciation by investing primarily in equity securities of companies with market capitalizations under $1 billion that are believed by the sub-adviser to be inexpensively priced relative to the return on total capital or equity.

     LAZARD/JNL MID CAP VALUE SERIES seeks capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the sub-adviser considers inexpensively priced relative to the return on total capital or equity.

     PPM AMERICA/JNL BALANCED SERIES seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

     PPM AMERICA/JNL HIGH YIELD BOND SERIES seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

     PPM AMERICA/JNL MONEY MARKET SERIES seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high-quality, short-term money market instruments.

     SALOMON BROTHERS/JNL BALANCED SERIES seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Series seeks to take advantage of opportunities for growth of capital and income. The Series seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

     SALOMON BROTHERS/JNL GLOBAL BOND SERIES seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series' sub-adviser does not anticipate investing in excess of 75% of the Series' assets in such securities.

     SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES seeks to maximize current income. As a secondary objective, the Series seeks capital appreciation. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

     SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

     T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

     T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

     As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Series will be realized. Investments in a Series are neither insured nor guaranteed by the U.S.

Government or any other entity or person, and there can be no assurance that the PPM America/JNL Money Market Series will be able to maintain a stable net asset value of $1.00 per share.


     THE PPM AMERICA/JNL HIGH YIELD BOND SERIES AND SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES INVEST PREDOMINANTLY IN, AND THE JNL AGGRESSIVE GROWTH SERIES, JNL CAPITAL GROWTH SERIES, JNL GLOBAL EQUITIES SERIES, JNL/EAGLE CORE EQUITY SERIES, JNL/EAGLE SMALLCAP EQUITY SERIES, JNL/PIMCO TOTAL RETURN BOND SERIES, GOLDMAN SACHS/JNL GROWTH & INCOME SERIES, PPM AMERICA/JNL BALANCED SERIES, SALOMON BROTHERS/ JNL BALANCED SERIES AND SALOMON BROTHERS/JNL GLOBAL BOND SERIES MAY INVEST IN HIGH YIELD, HIGH RISK BONDS. THE JNL/S&P CONSERVATIVE GROWTH SERIES I, JNL/S&P MODERATE GROWTH SERIES I, JNL/S&P AGGRESSIVE GROWTH SERIES I, JNL/S&P VERY AGGRESSIVE GROWTH SERIES I, JNL/S&P EQUITY GROWTH SERIES I, JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I, JNL/S&P CONSERVATIVE GROWTH SERIES II, JNL/S&P MODERATE GROWTH SERIES II, JNL/S&P AGGRESSIVE GROWTH SERIES II, JNL/S&P VERY AGGRESSIVE GROWTH SERIES II, JNL/S&P EQUITY GROWTH SERIES II, AND JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II MAY INVEST IN UNDERLYING SERIES OF THE JNL SERIES TRUST WHOSE ASSETS MAY CONSIST OF HIGH YIELD, HIGH RISK BONDS. BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. (SEE "INVESTMENT RISKS".)



     S&P is a registered trademark of the McGraw Hill Companies, Inc.

                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


 THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1998, IS INCORPORATED
                              HEREIN BY REFERENCE.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                           TOPIC                                PAGE
                           -----                                ----

TRUST EXPENSES..............................................       5

FINANCIAL HIGHLIGHTS........................................       8

INVESTMENT OBJECTIVES AND POLICIES..........................      16

COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES.........      52

MANAGEMENT OF THE TRUST.....................................      61

INVESTMENT IN TRUST SHARES..................................      73

SHARE REDEMPTION............................................      73

ADDITIONAL INFORMATION......................................      73

PERFORMANCE ADVERTISING FOR THE SERIES......................      74

TAX STATUS..................................................      76

--------------------------------------------------------------------------------

                                 TRUST EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES                         NONE
MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS              NONE
DEFERRED SALES LOAD                                             NONE
REDEMPTION FEES                                                 NONE
EXCHANGE FEE                                                    NONE

ANNUAL SERIES OPERATING EXPENSES
(As a percentage of average net assets.)


                                                                             OTHER
                                                            MANAGEMENT   EXPENSES(AFTER      TOTAL SERIES
                                                               FEE       REIMBURSEMENT)   OPERATING EXPENSES
                                                            ----------   --------------   ------------------
JNL Aggressive Growth Series..............................     .95%           .15%               1.10%
JNL Capital Growth Series.................................     .95%           .15%               1.10%
JNL Global Equities Series................................    1.00%           .15%               1.15%
JNL/Alger Growth Series...................................    .975%           .15%              1.125%
JNL/Alliance Growth Series................................    .775%           .15%*              .925%
JNL/Eagle Core Equity Series..............................     .90%           .15%               1.05%
JNL/Eagle SmallCap Equity Series..........................     .95%           .15%               1.10%
JNL/JPM International & Emerging Markets Series...........    .975%           .15%*             1.125%
JNL/PIMCO Total Return Bond Series........................     .70%           .15%*               .85%
JNL/Putnam Growth Series..................................     .90%           .15%               1.05%
JNL/Putnam Value Equity Series............................     .90%           .15%               1.05%
JNL/S&P Conservative Growth Series I**....................     .20%             0%*               .20%
JNL/S&P Moderate Growth Series I**........................     .20%             0%*               .20%
JNL/S&P Aggressive Growth Series I**......................     .20%             0%*               .20%
JNL/S&P Very Aggressive Growth Series I**.................     .20%             0%*               .20%
JNL/S&P Equity Growth Series I**..........................     .20%             0%*               .20%
JNL/S&P Equity Aggressive Growth Series I**...............     .20%             0%*               .20%
JNL/S&P Conservative Growth Series II**...................     .20%             0%*               .20%
JNL/S&P Moderate Growth Series II**.......................     .20%             0%*               .20%
JNL/S&P Aggressive Growth Series II**.....................     .20%             0%*               .20%
JNL/S&P Very Aggressive Growth Series II**................     .20%             0%*               .20%
JNL/S&P Equity Growth Series II**.........................     .20%             0%*               .20%
JNL/S&P Equity Aggressive Growth Series II**..............     .20%             0%*               .20%
Goldman Sachs/JNL Growth & Income Series..................    .925%           .15%*             1.075%
Lazard/JNL Small Cap Value Series.........................    1.05%           .15%*              1.20%
Lazard/JNL Mid Cap Value Series...........................    .975%           .15%*             1.125%
PPM America/JNL Balanced Series...........................     .75%           .15%                .90%
PPM America/JNL High Yield Bond Series....................     .75%           .15%                .90%
PPM America/JNL Money Market Series.......................     .60%           .15%                .75%
Salomon Brothers/JNL Balanced Series......................     .80%           .15%*               .95%
Salomon Brothers/JNL Global Bond Series...................     .85%           .15%               1.00%
Salomon Brothers/JNL High Yield Bond Series...............     .80%           .15%*               .95%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series..................................................     .70%           .15%                .85%
T. Rowe Price/JNL Established Growth Series...............     .85%           .15%               1.00%
T. Rowe Price/JNL International Equity Investment
  Series..................................................    1.10%           .15%               1.25%
T. Rowe Price/JNL Mid-Cap Growth Series...................     .95%           .15%               1.10%

     *The JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond
Series commenced operations on                     , 1998 and the JNL/S&P
Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II commenced operations on April 1, 1998. These are estimated expenses for the first fiscal year of operation. Actual expenses may be greater or lesser than those shown.



     **In addition to the expenses shown, these Series will indirectly bear their pro rata share of fees and expenses of the underlying Series and the investment return of these Series will be net of the expenses of the underlying Series. Based on a hypothetical mix of investments in underlying Series, the average weighted expense ratio for these Series would be:



JNL/S&P Conservative Growth Series I........................  1.015%
JNL/S&P Moderate Growth Series I............................  1.053%
JNL/S&P Aggressive Growth Series I..........................  1.069%
JNL/S&P Very Aggressive Growth Series I.....................  1.085%
JNL/S&P Equity Growth Series I..............................  1.063%
JNL/S&P Equity Aggressive Growth Series I...................  1.085%
JNL/S&P Conservative Growth Series II.......................  1.019%
JNL/S&P Moderate Growth Series II...........................  1.059%
JNL/S&P Aggressive Growth Series II.........................  1.086%
JNL/S&P Very Aggressive Growth Series II....................  1.054%
JNL/S&P Equity Growth Series II.............................  1.081%
JNL/S&P Equity Aggressive Growth Series II..................  1.078%



     Currently, Jackson National Financial Services, Inc. will reimburse each of the following Series for annual expenses (excluding Management Fees) in excess of .15% of average daily net assets. Prior to reimbursement, Total Series Operating Expenses as a percentage of net assets for the period ended December
31, 1997, were: JNL Aggressive Growth Series --   %; JNL Capital Growth Series
--   %; JNL Global Equities Series --   %; JNL/Alger Growth Series --   %;
JNL/Eagle Core Equity Series --   %; JNL/Eagle SmallCap Equity Series --   %;
JNL/Putnam Growth Series --   %; JNL/Putnam Value Equity Series --   %; PPM
America/JNL Balanced Series --   %; PPM America/JNL High Yield Bond Series --
  %; PPM America/JNL Money Market Series --   %; Salomon Brothers/JNL Global
Bond Series --   %; Salomon Brothers/JNL U.S. Government & Quality Bond Series
--   %; T. Rowe Price/JNL Established Growth Series --   %; T. Rowe Price/JNL
International Equity Investment Series --   %; and T. Rowe Price/JNL Mid-Cap
Growth Series --   %; and are expected to be: JNL/Alliance Growth Series --   %;
JNL/JPM International & Emerging Markets Series --   %; JNL/PIMCO Total Return
Bond Series --   %; Goldman Sachs/JNL Growth & Income Series --   %; Lazard/JNL
Small Cap Value Series --   %; Lazard/JNL Mid Cap Value Series --   %; Salomon
Brothers/JNL Balanced Series --   %; and Salomon Brothers/JNL High Yield Bond
Series --   %.



     Currently, Jackson National Financial Services, Inc. will reimburse each of the following series for all annual expenses (excluding Management Fees and the Series' pro rata share of underlying Series expenses): JNL/S&P Conservative
Growth Series I --   %; JNL/S&P Moderate Growth Series I --   %; JNL/S&P
Aggressive Growth Series I --   %; JNL/S&P Very Aggressive Growth Series I --
  %; JNL/S&P Equity Growth Series I --   %; JNL/S&P Equity Aggressive Growth
Series I --   %; JNL/S&P Conservative Growth Series II --   %; JNL/S&P Moderate
Growth Series II --   %; JNL/S&P Aggressive Growth Series II --   %; JNL/S&P
Very

Aggressive Growth Series II --   %; JNL/S&P Equity Growth Series II --   %;
JNL/S&P Equity Aggressive Growth Series II --   %. Voluntary reimbursements to
these Series may be modified or discontinued at any time.


EXAMPLE -

     The following example illustrates the expenses you would incur on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
JNL Aggressive Growth Series................................     $11        $35        $61        $134
JNL Capital Growth Series...................................     $11        $35        $61        $134
JNL Global Equities Series..................................     $12        $37        $63        $140
JNL/Alger Growth Series.....................................     $11        $36        $62        $137
JNL/Alliance Growth Series..................................     $ 9        $29        N/A        N/A
JNL/Eagle Core Equity Series................................     $11        $33        N/A        N/A
JNL/Eagle SmallCap Equity Series............................     $11        $35        N/A        N/A
JNL/JPM International & Emerging Markets Series.............     $11        $36        N/A        N/A
JNL/PIMCO Total Return Bond Series..........................     $ 9        $27        N/A        N/A
JNL/Putnam Growth Series....................................     $11        $33        $58        $128
JNL/Putnam Value Equity Series..............................     $11        $33        $58        $128
JNL/S&P Conservative Growth Series I........................     $          $          N/A        N/A
JNL/S&P Moderate Growth Series I............................     $          $          N/A        N/A
JNL/S&P Aggressive Growth Series I..........................     $          $          N/A        N/A
JNL/S&P Very Aggressive Growth Series I.....................     $          $          N/A        N/A
JNL/S&P Equity Growth Series I..............................     $          $          N/A        N/A
JNL/S&P Equity Aggressive Growth Series I...................     $          $          N/A        N/A
JNL/S&P Conservative Growth Series II.......................     $          $          N/A        N/A
JNL/S&P Moderate Growth Series II...........................     $          $          N/A        N/A
JNL/S&P Aggressive Growth Series II.........................     $          $          N/A        N/A
JNL/S&P Very Aggressive Growth Series II....................     $          $          N/A        N/A
JNL/S&P Equity Growth Series II.............................     $          $          N/A        N/A
JNL/S&P Equity Aggressive Growth Series II..................     $          $          N/A        N/A
Goldman Sachs/JNL Growth & Income Series....................     $11        $34        N/A        N/A
Lazard/JNL Small Cap Value Series...........................     $12        $38        N/A        N/A
Lazard/JNL Mid Cap Value Series.............................     $11        $36        N/A        N/A
PPM America/JNL Balanced Series.............................     $ 9        $29        $50        $111
PPM America/JNL High Yield Bond Series......................     $ 9        $29        $50        $111
PPM America/JNL Money Market Series.........................     $ 8        $24        $42        $93
Salomon Brothers/JNL Balanced Series........................     $10        $30        N/A        N/A
Salomon Brothers/JNL Global Bond Series.....................     $10        $32        $55        $122
Salomon Brothers/JNL High Yield Bond Series.................     $10        $30        N/A        N/A
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     $ 9        $27        $47        $105
T. Rowe Price/JNL Established Growth Series.................     $10        $32        $55        $122
T. Rowe Price/JNL International Equity Investment Series....     $13        $40        $69        $151
T. Rowe Price/JNL Mid-Cap Growth Series.....................     $11        $35        $61        $134


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Series.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table provides selected per share data for one share of each Series. The information does not reflect any charges imposed by a separate account investing in shares of the Series. You should refer to the appropriate separate account prospectus for additional information regarding such charges.


     The information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP thereon, in the Annual Report included in the Statement of Additional Information.


                                JNL SERIES TRUST

                              FINANCIAL HIGHLIGHTS


                                                                     JNL AGGRESSIVE GROWTH SERIES
                                                              ------------------------------------------
                                                                             PERIOD FROM    PERIOD FROM
                                                              FISCAL YEAR      APRIL 1,       MAY 15,
                                                                 ENDED         1996 TO         1995*
                                                              DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
                                                                  1997           1996           1996
                                                              ------------   ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD........................    $               $13.13         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................                      0.05           0.01
Net realized and unrealized gains on investments and foreign
  currency related items....................................                      1.10           3.53
                                                                -------        -------         ------
Total income from investment operations.....................                      1.15           3.54
                                                                -------        -------         ------
LESS DISTRIBUTIONS:
From net investment income..................................                     (0.05)            --
From net realized gains on investment transactions..........                     (0.71)         (0.41)
Return of capital...........................................                     (0.14)            --
                                                                -------        -------         ------
Total distributions.........................................                     (0.90)         (0.41)
                                                                -------        -------         ------
Net increase................................................                      0.25           3.13
                                                                -------        -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $               $13.38         $13.13
                                                                =======        =======         ======
TOTAL RETURN(A).............................................           %          8.72%         35.78%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $              $29,555         $8,527
Ratio of net operating expenses to average net
  assets(b)(c)..............................................           %          1.09%          1.09%
Ratio of net investment income to average net
  assets(b)(c)..............................................           %          0.77%          0.27%
Ratio of interest expense and dividends on short positions
  to average net assets(b)..................................                        --             --
Portfolio turnover..........................................           %         85.22%        163.84%
Average commission rate paid(d).............................    $              $0.0242            n/a
RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT OR FEES
  PAID INDIRECTLY
Ratio of expenses to average net assets(b)..................           %          1.40%          2.77%
Ratio of net investment income to average net assets(b).....           %          0.46%         (1.41)%


-------------------------
 *  Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.


                     See notes to the financial statements.

             JNL CAPITAL GROWTH SERIES                    JNL GLOBAL EQUITIES SERIES
     ------------------------------------------   ------------------------------------------
                    PERIOD FROM    PERIOD FROM                   PERIOD FROM    PERIOD FROM
     FISCAL YEAR      APRIL 1,       MAY 15,      FISCAL YEAR      APRIL 1,       MAY 15,
        ENDED         1996 TO         1995*          ENDED         1996 TO         1995*
     DECEMBER 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
         1997           1996           1996           1997           1996           1996
     ------------   ------------   ------------   ------------   ------------   ------------
       $               $13.86         $10.00        $               $13.75         $10.00
                         0.06             --                          0.03           0.10
                         0.70           4.70                          2.72           4.02
       -------        -------         ------        --------       -------        -------
                         0.76           4.70                          2.75           4.12
       -------        -------         ------        --------       -------        -------
                           --             --                         (0.08)            --
                        (0.16)         (0.84)                        (0.90)         (0.37)
                           --             --                         (0.32)            --
       -------        -------         ------        --------       -------        -------
                        (0.16)         (0.84)                        (1.30)         (0.37)
       -------        -------         ------        --------       -------        -------
                         0.60           3.86                          1.45           3.75
       -------        -------         ------        --------       -------        -------
       $               $14.46         $13.86        $               $15.20         $13.75
       =======        =======         ======        ========       =======        =======
              %          5.45%         47.94%                        19.99%         41.51%
       $              $36,946         $9,578        $              $48,638        $16,141
              %          1.09%          1.09%               %         1.14%          1.15%
              %          0.91%         (0.49)%              %         0.37%          0.39%
                           --             --                %           --             --
              %        115.88%        128.56%               %        52.02%        142.36%
       $              $0.0196            n/a        $              $0.0162            n/a
              %          1.27%          2.08%               %         1.63%          2.25%
              %          0.73%         (1.48)%              %        (0.12)%        (0.71)%

              JNL/ALGER GROWTH SERIES
     ------------------------------------------
                    PERIOD FROM    PERIOD FROM
     FISCAL YEAR      APRIL 1,     OCTOBER 16,
        ENDED         1996 TO         1995*
     DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
         1997           1996           1996
     ------------   ------------   ------------
       $               $10.38         $10.00
                           --             --
                         0.78           0.38
       -------        -------         ------
                         0.78           0.38
       -------        -------         ------
                           --             --
                           --             --
                           --             --
       -------        -------         ------
                           --             --
       -------        -------         ------
                         0.78           0.38
       -------        -------         ------
                       $11.16         $10.38
       =======        =======         ======
              %          7.51%          3.80%
       $              $38,252         $8,649
              %          1.07%          1.03%
              %         (0.02)%        (0.17)%
              %            --             --
              %         59.92%         50.85%
       $              $0.0441            n/a
              %          1.19%          1.89%
              %         (0.14)%        (1.03)%

                                JNL SERIES TRUST

                                                                 JNL/EAGLE CORE                 JNL/EAGLE SMALLCAP
                                                                  EQUITY SERIES                    EQUITY SERIES
                                                          -----------------------------    -----------------------------
                                                                           PERIOD FROM                      PERIOD FROM
                                                          FISCAL YEAR     SEPTEMBER 16,    FISCAL YEAR     SEPTEMBER 16,
                                                             ENDED          1996* TO          ENDED          1996* TO
                                                          DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                              1997            1996             1997            1996
                                                          ------------    -------------    ------------    -------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD..................      $                 $10.00         $                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................                          0.03                            (0.01)
Net realized and unrealized gains on investments and
  foreign currency related items......................                          0.62                             1.55
                                                            -------          -------         -------          -------
Total income from investment operations...............                          0.65                             1.54
                                                            -------          -------         -------          -------
LESS DISTRIBUTIONS:
From net investment income............................                         (0.03)                              --
From net realized gains on investment transactions....                            --                               --
Return of capital.....................................                            --                               --
                                                            -------          -------         -------          -------
Total distributions...................................                         (0.03)                              --
                                                            -------          -------         -------          -------
Net increase..........................................                          0.62                             1.54
                                                            -------          -------         -------          -------
NET ASSET VALUE, END OF PERIOD........................      $      %          $10.62         $                 $11.54
                                                            =======          =======         =======          =======
TOTAL RETURN(A).......................................             %            6.47%               %           15.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............      $                $ 1,954         $                $ 1,944
Ratio of net operating expenses to average net
  assets(b)(c)(e).....................................             %            1.05%               %            1.10%
Ratio of net investment income to average net
  assets(b)(c)........................................             %            1.10%               %           (0.26)%
Ratio of interest expense and dividends on short
  positions to average net assets(b)..................                            --                               --
Portfolio turnover....................................             %            1.36%               %           28.01%
Average commission rate paid(d).......................      $                $0.0452         $                $0.0264
RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT OR
  FEES PAID INDIRECTLY
Ratio of expenses to average net assets(b)(f).........             %            4.57%               %            4.77%
Ratio of net investment income to average net
  assets(b)...........................................             %           (2.42)%              %           (3.93)%


-------------------------
 *  Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.
(e) For the JNL/Putnam Growth Series during the six months ended June 30, 1997, the net operating expense ratio excludes interest expense and dividends on short positions. The ratio including interest expense and dividends on short positions during the six months ended June 30, 1997 was 1.25%.
(f) For the JNL/Putnam Growth Series during the six months ended June 30, 1997, the expense ratio excludes interest expense and dividends on short positions. The ratio including interest expense and dividends on short positions during the six months ended June 30, 1997 was 1.30%.

                     See notes to the financial statements.

             JNL/PUTNAM GROWTH SERIES                  JNL/PUTNAM VALUE EQUITY SERIES
    ------------------------------------------   ------------------------------------------
                   PERIOD FROM    PERIOD FROM                   PERIOD FROM    PERIOD FROM
    FISCAL YEAR      APRIL 1,       MAY 15,      FISCAL YEAR      APRIL 1,       MAY 15,
       ENDED         1996 TO         1995*          ENDED         1996 TO         1995*
    DECEMBER 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
        1997           1996           1996           1997           1996           1996
    ------------   ------------   ------------   ------------   ------------   ------------

      $               $12.50         $10.00        $               $12.77         $10.00

                        0.04           0.01                          0.10           0.23

                        2.12           3.66                          1.97           2.86
      -------        -------         ------        -------        -------         ------
                        2.16           3.67                          2.07           3.09
      -------        -------         ------        -------        -------         ------

                       (0.05)            --                         (0.15)         (0.17)
                       (0.40)         (1.17)                        (0.19)         (0.15)
                          --             --                            --             --
      -------        -------         ------        -------        -------         ------
                       (0.45)         (1.17)                        (0.34)         (0.32)
      -------        -------         ------        -------        -------         ------
                        1.71           2.50                          1.73           2.77
      -------        -------         ------        -------        -------         ------
      $               $14.21         $12.50        $               $14.50         $12.77
      =======        =======         ======        =======        =======         ======
             %         17.28%         37.69%              %         16.25%         31.14%

      $              $22,804         $2,518        $              $17,761         $3,365

             %          1.04%          0.95%              %          0.85%          0.87%

             %          0.94%          0.28%              %          2.29%          2.33%

                          --             --                            --             --
             %        184.33%        255.03%              %         13.71%         30.12%
      $              $0.0175%           n/a        $              $0.0259            n/a


             %          1.27%          5.38%              %          1.53%          2.28%

             %          0.71%         (4.15)%             %          1.61%          0.91%

                                JNL SERIES TRUST

                                                                   PPM AMERICA/JNL BALANCED SERIES
                                                              ------------------------------------------
                                                                             PERIOD FROM    PERIOD FROM
                                                              FISCAL YEAR      APRIL 1,       MAY 15,
                                                                 ENDED         1996 TO         1995*
                                                              DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
                                                                  1997           1996           1996
                                                              ------------   ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD........................    $               $11.17         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................                      0.10           0.25
Net realized and unrealized gains on investments and foreign
  currency related items....................................                      0.98           1.40
                                                                -------        -------         ------
Total income from investment operations.....................                      1.08           1.65
                                                                -------        -------         ------
LESS DISTRIBUTIONS:
From net investment income..................................                     (0.15)         (0.19)
From net realized gains on investment transactions..........                     (0.18)         (0.29)
Return of capital...........................................                        --             --
                                                                -------        -------         ------
Total distributions.........................................                     (0.33)         (0.48)
                                                                -------        -------         ------
Net increase................................................                      0.75           1.17
                                                                -------        -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $               $11.92         $11.17
                                                                =======        =======         ======
TOTAL RETURN(A).............................................           %          9.72%         16.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $              $24,419         $4,761
Ratio of net operating expenses to average net
  assets(b)(c)(e)...........................................           %          1.04%          1.01%
Ratio of net investment income to average net
  assets(b)(c)..............................................           %          2.39%          2.99%
Ratio of interest expense and dividends on short positions
  to average net assets(b)..................................                        --             --
Portfolio turnover..........................................           %        158.15%        115.84%
Average commission rate paid(d).............................    $              $0.0494            n/a
RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT OR FEES
  PAID INDIRECTLY
Ratio of expenses to average net assets(b)(f)...............           %          1.22%          3.71%
Ratio of net investment income to average net assets(b).....           %          2.21%          0.29%


-------------------------
 *  Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.
(e) For the JNL/Putnam Growth Series during the six months ended June 30, 1997, the net operating expense ratio excludes interest expense and dividends on short positions. The ratio including interest expense and dividends on short positions during the six months ended June 30, 1997 was 1.25%.
(f) For the JNL/Putnam Growth series during the six months ended June 30, 1997, the expense ratio excludes interest expense and dividends on short positions. The ratio including interest expense and dividends on short positions during the six months ended June 30, 1997 was 1.30%.

                     See notes to the financial statements.

                  PPM AMERICA/JNL                                PPM AMERICA/
               HIGH YIELD BOND SERIES                      JNL MONEY MARKET SERIES
     ------------------------------------------   ------------------------------------------
                    PERIOD FROM    PERIOD FROM                   PERIOD FROM    PERIOD FROM
     FISCAL YEAR      APRIL 1,       MAY 15,      FISCAL YEAR      APRIL 1,       MAY 15,
        ENDED         1996 TO         1995*          ENDED         1996 TO         1995*
     DECEMBER 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
         1997           1996           1996           1997           1996           1996
     ------------   ------------   ------------   ------------   ------------   ------------
       $              $ 10.23         $10.00        $              $  1.00         $ 1.00
                         0.51           0.73                          0.04           0.04
                         0.64           0.04                            --             --
       -------        -------         ------        -------        -------         ------
                         1.15           0.77                          0.04           0.04
       -------        -------         ------        -------        -------         ------
                        (0.69)          (054)                        (0.04)         (0.04)
                        (0.02)            --                            --             --
                           --             --                            --             --
       -------        -------         ------        -------        -------         ------
                        (0.71)         (0.54)                        (0.04)         (0.04)
       -------        -------         ------        -------        -------         ------
                         0.44           0.23                            --             --
       -------        -------         ------        -------        -------         ------
       $              $ 10.67         $10.23        $              $  1.00         $ 1.00
       =======        =======         ======        =======        =======         ======
              %         11.24%          7.82%              %          3.61%          4.59%
       $              $13,396         $6,156        $              $23,752         $6,816
              %          0.88%          0.88%              %          0.75%          0.75%
              %          8.64%          8.34%              %          4.75%          5.06%
                           --             --                            --             --
              %        113.08%        186.21%              %            --             --
       $                  n/a            n/a        $                  n/a            n/a
              %          1.21%          1.50%              %          0.85%          1.30%
              %          8.31%          7.72%              %          4.65%          4.51%

                 SALOMON BROTHERS/
               JNL GLOBAL BOND SERIES
     ------------------------------------------
                    PERIOD FROM    PERIOD FROM
     FISCAL YEAR      APRIL 1,       MAY 15,
        ENDED         1996 TO         1995*
     DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
         1997           1996           1996
     ------------   ------------   ------------
       $              $ 10.46         $10.00
                         0.42           0.81
       -------        -------         ------

       -------        -------         ------
                        (0.69)         (0.56)
                        (0.26)         (0.03)

       -------        -------         ------


       =======        =======         ======

       =======        =======         ======
              %         10.68%         10.74%
       $              $12,483         $6,380
              %          0.99%          1.00%
              %          7.52%          9.01%
                           --             --
              %        109.85%        152.89%
       $                  n/a            n/a
              %          1.44%          2.14%
              %          7.07%          7.87%

                                JNL SERIES TRUST

                                                                        SALOMON BROTHERS/JNL U.S.
                                                                     GOVERNMENT & QUALITY BOND SERIES
                                                               --------------------------------------------
                                                                               PERIOD FROM     PERIOD FROM
                                                               FISCAL YEAR       APRIL 1,        MAY 15,
                                                                  ENDED          1996 TO          1995*
                                                               DECEMBER 31,    DECEMBER 31,    TO MARCH 31,
                                                                   1997            1996            1996
                                                               ------------    ------------    ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD........................     $                $10.09          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................                        0.24            0.45
Net realized and unrealized gains on investments and foreign
  currency related items....................................                        0.24            0.02
                                                                 -------          ------          ------
Total income from investment operations.....................                        0.48            0.47
                                                                 -------          ------          ------
LESS DISTRIBUTIONS:
From net investment income..................................                       (0.34)          (0.34)
From net realized gains on investment transactions..........                       (0.03)          (0.04)
Return of capital...........................................                          --              --
                                                                 -------          ------          ------
Total distributions.........................................                       (0.37)          (0.38)
                                                                 -------          ------          ------
Net increase................................................                        0.11            0.09
                                                                 -------          ------          ------
NET ASSET VALUE, END OF PERIOD..............................     $                $10.20          $10.09
                                                                 =======          ======          ======
TOTAL RETURN(A).............................................            %           4.82%           4.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $                $9,832          $3,007
Ratio of net operating expenses to average net
  assets(b)(c)..............................................            %           0.84%           0.84%
Ratio of net investment income to average net
  assets(b)(c)..............................................            %           5.72%           5.41%
Ratio of interest expense and dividends on short positions
  to average net assets(b)..................................                          --              --
Portfolio turnover..........................................            %         218.50%         253.37%
Average commission rate paid(d).............................     $                   n/a             n/a
RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT OR FEES
  PAID INDIRECTLY
Ratio of expenses to average net assets(b)..................            %           1.37%           2.53%
Ratio of net investment income to average net assets(b).....            %           5.19%           3.72%


-------------------------
 *  Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.

     Each Series' recent performance and holdings will be detailed twice a year in the Trust's annual and semi-annual reports, which are sent to all shareholders.

                     See notes to the financial statements.

                T. ROWE PRICE/JNL                     T. ROWE PRICE/JNL INTERNATIONAL
            ESTABLISHED GROWTH SERIES                     EQUITY INVESTMENT SERIES
    ------------------------------------------   ------------------------------------------
                   PERIOD FROM    PERIOD FROM                   PERIOD FROM    PERIOD FROM
    FISCAL YEAR      APRIL 1,       MAY 15,      FISCAL YEAR      APRIL 1,       MAY 15,
       ENDED         1996 TO         1995*          ENDED         1996 TO         1995*
    DECEMBER 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
        1997           1996           1996           1997           1996           1996
    ------------   ------------   ------------   ------------   ------------   ------------
      $               $11.36         $10.00        $               $11.25         $10.00
                        0.03           0.07                          0.06           0.04
                        1.81           2.68                          0.90           1.21
      -------        -------         ------        -------        -------        -------
                        1.84           2.75                          0.96           1.25
      -------        -------         ------        -------        -------        -------
                       (0.04)         (0.06)                        (0.12)            --
                       (0.09)         (1.33)                        (0.01)            --
                       (0.51)            --                            --             --
      -------        -------         ------        -------        -------        -------
                       (0.64)         (1.39)                        (0.13)            --
      -------        -------         ------        -------        -------        -------
                        1.20           1.36                          0.83           1.25
      -------        -------         ------        -------        -------        -------
      $               $12.56         $11.36        $               $12.08         $11.25
      =======        =======         ======        =======        =======        =======
             %         16.12%         28.23%              %          8.54%         12.50%
      $              $32,291         $8,772        $              $48,204        $24,211
             %          1.00%          1.00%              %          1.25%          1.25%
             %          0.59%          0.75%              %          1.09%          0.78%
                          --             --                            --             --
             %         36.41%        101.13%              %          5.93%         16.45%
      $              $0.0288            n/a        $              $0.0257            n/a
             %          1.11%          1.11%              %          1.29%          2.14%
             %          0.48%          0.48%              %          1.05%         (0.11)%

            T. ROWE PRICE/JNL
          MID-CAP GROWTH SERIES
------------------------------------------
               PERIOD FROM    PERIOD FROM
FISCAL YEAR      APRIL 1,       MAY 15,
   ENDED         1996 TO         1995*
DECEMBER 31,   DECEMBER 31,   TO MARCH 31,
    1997           1996           1996
------------   ------------   ------------
  $               $13.43         $10.00
                   (0.05)          0.06

  -------        -------        -------

  -------        -------        -------
                   (0.05)            --
                   (0.36)         (0.53)

  -------        -------        -------

  -------        -------        -------

  -------        -------        -------

  =======        =======        =======
         %         13.91%         40.06%
  $              $47,104        $10,545
         %          1.10%          1.10%
         %         (0.81)%         0.82%
                      --             --
         %         25.05%         66.04%
  $              $0.0326            n/a
         %          1.14%          2.10%
         %         (0.22)%        (0.18)%

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     Investments in each Series are made in many different securities which provide diversification to minimize risk. While there is careful selection of portfolio securities and constant supervision by a team of professional investment managers, there can be no guarantee that the Series' objectives will be achieved. Because of differences in investment objectives and policies, as well as acceptable degrees of risk, the performance of a Series may differ even though more than one Series may utilize the same securities selection.

     Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees without shareholder approval. Each Series is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without shareholder approval.

     Currently, shares of the Trust are sold to life insurance company separate accounts ("Accounts") to fund the benefits of variable annuity policies ("Policies") issued by life insurance companies. The Accounts purchase shares of the Trust in accordance with variable account allocation instructions received from owners of the Policies. The Trust then uses the proceeds to buy securities for its Series. The investment adviser manages the Series from day to day to accomplish the Trust's investment objectives. The kinds of investments and the way they are managed depends on what is happening in the economy and the financial marketplaces. Each of the Accounts, as a shareholder, has an ownership in the Trust's investments. The Trust also offers to buy back (redeem) shares of the Trust from the Accounts at any time at net asset value.


     Jackson National Financial Services, Inc. ("JNFSI"), a wholly owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Series of the Trust. Janus Capital Corporation serves as sub-adviser for the JNL Capital Growth, JNL Aggressive Growth and JNL Global Equities Series; Fred Alger Management, Inc. serves as sub-adviser for the JNL/Alger Growth Series; Alliance Capital Management L.P. serves as sub-adviser for the JNL/Alliance Growth Series; Eagle Asset Management, Inc. serves as sub-adviser for the JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series; J.P. Morgan Investment Management Inc. serves as sub-adviser for the JNL/JPM International & Emerging Markets Series; Pacific Investment Management Company serves as sub-adviser for the JNL/PIMCO Total Return Bond Series; Putnam Investment Management, Inc. serves as sub-adviser for the JNL/Putnam Growth and JNL/Putnam Value Equity Series; Standard & Poor's Investment Advisory Services, Inc. serves as sub-adviser for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II; Goldman Sachs Asset Management serves as sub-adviser for the Goldman Sachs/JNL Growth & Income Series; Lazard Asset Management serves as sub-adviser for the Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series; PPM America, Inc. serves as sub-adviser for the PPM America/JNL Balanced, PPM America/JNL High Yield Bond and PPM America/JNL Money Market Series; Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL Balanced, Salomon Brothers/JNL Global Bond, Salomon Brothers/JNL High Yield Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

     Reference is made herein to ratings assigned to certain types of securities by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") and Thomson BankWatch, Inc., recognized independent securities ratings institutions. A description of the ratings categories assigned by S&P and Moody's is contained in Appendix A.

DIVERSIFICATION


     Each of the Series except the JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series qualifies as a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As a fundamental policy, the JNL Global Equities Series, JNL/Alger Growth Series, JNL/Alliance Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series will not purchase a security of any issuer (except cash items and U.S. Government securities) if
a) it would cause the Series to own more than 10% of the outstanding voting securities of that issuer or b) it would cause the Series' holdings of that issuer to amount to more than 5% of the Series' total assets (as applied in each case to 75% of the Series' total assets). As a fundamental policy, the JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series also will not purchase more than 10% of the outstanding voting securities of any issuer; however, only 50% of total assets are subject to the 5% test. The JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series may invest up to 50% of total assets in the securities of as few as two issuers (not to exceed 25% in any one issuer) while the other Series may invest up to 25% of their total assets in the securities of one issuer. Neither the JNL Capital Growth nor the JNL Aggressive Growth Series anticipates concentrating its holdings in so few issuers unless its sub-adviser believes a security has the potential for substantial capital appreciation consistent with a Series' investment policies and goals. To the extent that any Series invests more than 5% of its assets in a particular issuer, its exposure to credit risks and/or market risks associated with that issuer increases. As an additional fundamental policy, no Series will invest more than 25% of its total assets in any particular industry (other than U.S. Government securities), except that the PPM America/JNL Money Market Series may invest a greater percent of its assets in the domestic banking industry.


  INTERNAL REVENUE SERVICE (IRS) LIMITATIONS

     In addition to the diversification requirements stated above, each Series intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.


INVESTING IN UNDERLYING SERIES



     Each of the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II concentrates its investments in the shares of Underlying Series, so each Series' investment performance is directly related to the investment performance of the Underlying Series in which it is invested. The ability of each Series to meet its investment objective is directly related to the ability of the Underlying Series to meet their objectives as well as the allocation among those Underlying Series. There can be no assurance that the investment objective of any of the Series or the Underlying Series will be achieved.



     As a shareholder of an Underlying Series, a Series will bear its pro rata share of the Underlying Series expenses, which could result in duplication of certain fees, including management and administrative fees. Although a Series may invest in a number of Underlying Series, this investment strategy does not eliminate investment risk. Investment decisions by the sub-advisers of the Underlying Series are made independently of the investment decisions of Standard & Poor's Investment Advisory Services, Inc.


--------------------------------------------------------------------------------
                          JNL AGGRESSIVE GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL Aggressive Growth Series is long-term growth of capital. It is a non-diversified Series that pursues its investment objective by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies. The smaller or newer a company is, the more likely it may be to suffer more significant losses as well as realize more substantial growth than larger or more established issuers.

--------------------------------------------------------------------------------
                           JNL CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------


     The investment objective of the JNL Capital Growth Series is long-term growth of capital in a manner consistent with the preservation of capital. It is a non-diversified Series that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Series' initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Series may also invest in smaller or larger issuers.


--------------------------------------------------------------------------------
                           JNL GLOBAL EQUITIES SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Series that pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers. The Series is permitted to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although the Series may at times invest all of its assets in fewer than five countries. The JNL Global Equities Series may not be suitable for investors that are not able to bear the additional risks associated with the Series' more extensive holdings of foreign securities.

--------------------------------------------------------------------------------
            JNL AGGRESSIVE GROWTH SERIES, JNL CAPITAL GROWTH SERIES,
                           JNL GLOBAL EQUITIES SERIES
--------------------------------------------------------------------------------

     Each of the JNL Aggressive Growth, JNL Capital Growth, and JNL Global Equities Series invests substantially all of its assets in common stocks when its sub-adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected primarily for their capital growth potential; investment income is not a consideration. These selection criteria apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks.

     Each of the JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series invests primarily in common stocks of foreign and domestic companies. Each Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Debt securities that the Series may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk bonds) (See "Investment Risks -- High Yield/High Risk Bonds"); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured notes; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Each of these Series may also invest in short-term debt securities as a means of receiving a return on idle cash.

     When the Series' sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series' investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Series do not always stay fully invested in stocks and bonds. Cash or similar investments are residual -- they represent the assets that remain after the sub-adviser has committed available assets to desirable investment opportunities. When a Series' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

     Although JNL Global Equities Series is committed to foreign investing, each of these Series may invest without limit in equity and debt securities of foreign issuers. The Series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Each of these Series may use futures, options and other derivatives for hedging purposes or as a means of enhancing return. Some securities that these Series may purchase may be issued on a when-issued, delayed delivery or forward commitment basis.

     Each of JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

--------------------------------------------------------------------------------
                            JNL/ALGER GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Alger Growth Series is long-term capital appreciation. It is a diversified Series that seeks to achieve its objective by investing in equity securities, such as common or preferred stocks that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85 percent of its net assets in equity securities and at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

     It is anticipated that the Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Series may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Series may hold up to 15 percent of its net assets in money market instruments and repurchase agreements. During temporary defensive periods, the Series may invest up to 100% of its assets in debt securities, money market instruments and/or repurchase agreements. The Portfolio may also purchase restricted securities (subject to a limit on all illiquid securities of 10 percent of net assets), lend its securities and enter into "short sales against the box." (See "Common Types of Securities and Management Practices").

--------------------------------------------------------------------------------
                           JNL/ALLIANCE GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Alliance Growth Series is to seek long-term growth of capital. Whatever current income is generated by the Series is incidental to the objective of capital growth. It is a diversified Series that seeks to achieve its objective by investing primarily in common stocks or securities with common stock characteristics. Securities designated as having "common stock" characteristics include, but are not limited to, securities convertible into or exchangeable for common stock. The potential for appreciation of capital is the basis for investment decisions. The Series' sub-adviser considers the factors that it believes affect potential for capital appreciation, including an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions.

     When the outlook for common stocks is not considered promising, for temporary defensive purposes, a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements.

     Because the securities purchased by this Series in pursuing its investment objective are selected for growth potential rather than production of income, the market values of such securities (and therefore, to a large extent, the net asset value per share of the Series) will tend to be more volatile in response to market changes than they would be if income-producing securities were sought for investment by the Series. Up to 25% of the Series' total assets may be invested in foreign securities. (See "Investment Risks -- Foreign Securities").

     The Series may write covered call and put options on any securities in which it may invest. The Series may also write call and put options on any securities index composed of securities in which it may invest. The Series may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Series may purchase and write covered options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. The Series may purchase and sell options that are traded
(i) on U.S. exchanges, (ii) on foreign exchanges and (iii) over-the-counter with broker-dealers who make markets in these options. The Series may engage in futures transactions and options thereon on securities, securities indices, foreign currencies and other financial instruments and indices. The Series may engage in futures transactions for hedging purposes or, subject to regulations promulgated by the Commodity Futures Trading Commission, for non-hedging purposes.

     The Series may hold a portion of its assets in foreign currencies and enter into forward foreign currency exchange contracts. The Series may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts. A significant portion of the Series' currency transactions will be over-the-counter transactions. The Series may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates. The Series may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Series will not speculate in currency contracts or options. The Series may use currency contracts and options to cross-hedge.

--------------------------------------------------------------------------------
                          JNL/EAGLE CORE EQUITY SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Eagle Core Equity Series is long-term capital appreciation and, secondarily, current income. It is a diversified Series that seeks to achieve its objective by investing in common stocks that the sub-adviser believes meet the criteria for one of three individual equity strategies. The investment strategies which the sub-adviser utilizes to pursue the Series' objective are the growth equity strategy, the value equity strategy and the equity income strategy. In pursuing the growth equity strategy, the sub-adviser will invest in securities which it believes have sufficient growth potential to offer above-average long-term capital appreciation. Securities which meet the criteria for the growth equity strategy will have at least one of the following characteristics:

     - expected earnings-per-share growth greater than the average of the S&P 500 Composite Stock Price Index ("S&P 500"); or

     - return on equity greater than the average of the S&P 500.

     In pursuing the value equity strategy, the sub-adviser will invest in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. Securities which meet the criteria for the value equity strategy will have at least one of the following characteristics at the time of purchase:

     - price-to-earnings ratio or price-to-book value ratio of less than or approximately equal to 75% of that of the broader equity market (as measured by the S&P 500); or

     - yield that approximates at least 50% of the prevailing average yield to maturity of the long-term U.S. Government bond, as measured by the Lehman Brothers Long Treasury Bond

       Index (or other similar index if this index is not available); or

     - per share going concern value (as estimated by the sub-adviser) that exceeds book value and market value; or

     - long-term debt below, or approximately equivalent to, tangible net worth.

     In pursuing the equity income strategy, the sub-adviser will invest in income-producing securities.

     Under normal market conditions, at least 65% of the Series' total assets will be invested in U.S. common stocks. With respect to the other 35% of its total assets, the Series may invest in income-producing securities that the sub-adviser believes are consistent with the Series' investment objective, common stocks of foreign issuers, American Depositary Receipts, foreign currency transactions with respect to underlying common stock, preferred stock, convertible securities, corporate debt obligations, obligations of the U.S. Government, its agencies and instrumentalities, repurchase agreements, money market instruments, real estate investment trusts, futures contracts, options, rights or warrants to subscribe for or purchase common stocks, and securities that track the performance of a broad-based securities index, such as S&P Depository Receipts. The Series may also loan its portfolio securities and engage in short sales "against the box."

     The Series will emphasize investments in securities rated investment grade and unrated securities deemed by the sub-adviser to be of comparable quality, but may invest up to 35% of its assets in securities rated below investment grade and unrated securities deemed by the sub-adviser to be of comparable quality. The Series, at the discretion of the sub-adviser, may retain a security that has been downgraded below the initial investment criteria. (See "Investment Risks -- High Yield/High Risk Bonds"). The Series may invest up to 25% of its total assets in securities of foreign issuers, including American Depositary Receipts. (See "Investment Risks -- Foreign Securities").

     For temporary defensive purposes during anticipated periods of general market decline, the Series may invest up to 100% of its assets in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, bank certificates of deposit and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by Moody's or S&P. It is impossible to predict when, or for how long, such alternative strategies may be utilized.

     In selecting common stocks to pursue the growth equity strategy, the sub-adviser makes selections in part based on its opinion regarding the sustainability of the company's competitive advantage in the marketplace as well as the sub-adviser's opinion of the company's management team. The sub-adviser will invest in companies that, in its opinion, will have long-term returns greater than the average for the S&P 500. The sub-adviser normally will reevaluate a security if it underperforms the S&P 500 by 15% or more during a three-month period. At that time, a decision will be made to sell or hold the security. If a particular stock appreciates to over 5% of the total assets of the portfolio, the sub-adviser generally will reduce the position to less than 5%. If the stock price appreciates to a level that is not sustainable in the opinion of the sub-adviser, the position generally will be sold to realize the existing profits and avoid a potential price correction. If the sub-adviser identifies a security that it considers to be a better investment than a current holding, the sub-adviser generally will consider selling the current holding to add the new security.

     In selecting common stocks to pursue the value equity strategy, the sub-adviser screens a universe of over 2500 companies. From this universe, the sub-adviser anticipates that only a few hundred companies will meet one or more of these investment criteria. Each of the companies is analyzed individually in terms of its past and present competitive position within its perspective industry. The sub-adviser makes selections based on its projections of the companies' growth in earnings and dividends, earnings momentum, and undervaluation based on a dividend discount model. The sub-adviser develops target prices and value ranges from this analysis and makes portfolio selection from among the top-rated securities. The sub-adviser periodically monitors the Series' holdings of securities meeting these criteria to assure that they continue to meet the selection criteria. A security normally will be sold once it reaches its target price, when negative changes occur with respect to the company or its industry, or when there is a significant change in the security with respect to one or more of the four selection criteria listed above. The Series may at times continue to hold equity securities that no longer meet the criteria but that the sub-adviser deems suitable investments in view of the Series' investment objective.

--------------------------------------------------------------------------------
                        JNL/EAGLE SMALLCAP EQUITY SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Eagle SmallCap Equity Series is long-term capital appreciation. It is a diversified Series that seeks to achieve its objective by investing primarily in the equity securities of companies, most of which have a total market capitalization of less than $1 billion ("small capitalization companies"). Market capitalization is the total value of a company's outstanding common stock. The Series will invest in securities of companies that appear to the sub-adviser to be undervalued in relation to their long-term earning power or the asset value of their issuers and that have significant future growth potential. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices relative to the long-term prospects for the companies in question.

     The Series invests primarily in common stocks, but also may invest in preferred stocks, investment grade securities convertible into common stocks, and warrants. The Series may purchase securities traded on recognized securities exchanges and in the over-the-counter market. The Series normally invests at least 65% of its total assets in the equity securities of companies each of which, at the time of purchase, has a total market capitalization of less than $1 billion. The Series may invest its remaining assets in American Depositary Receipts, U.S. Government securities, repurchase agreements or other short-term money market instruments.

     The Series will emphasize investments in securities rated investment grade and unrated securities deemed by the sub-adviser to be of comparable quality, but may invest up to 5% of its assets in securities rated below investment grade and unrated securities deemed by the sub-adviser to be of comparable quality. The Series, at the discretion of the sub-adviser, may retain a security that has been downgraded below the initial investment criteria. (See "Investment Risks -- High Yield/High Risk Bonds").

     The sub-adviser currently believes that investments in small capitalization companies may offer greater opportunities for growth of capital than investments in larger, more established companies. Investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

     For temporary defensive purposes during anticipated periods of general market decline, the Series may invest up to 100% of its assets in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank certificates of deposit and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by Moody's or S&P. It is impossible to predict when, or for how long, such alternative strategies may be utilized.

--------------------------------------------------------------------------------
                JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/JPM International & Emerging Markets Series is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. Total return consists of realized and unrealized capital gains and losses plus income. It is a diversified Series that seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of non-U.S. companies in developed markets and, to a lesser extent, companies in developing markets.

     In normal circumstances, substantially all and at least 65% of the value of the Series' total assets are invested in equity securities of foreign issuers. Equity securities include common stocks, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Series' assets are invested in securities of issuers located in at least three foreign countries. The Series' equity investments may or may not pay dividends or carry voting rights. The Series' primary equity investments are common stocks of established companies based in developed countries outside the United States. However, the Series will also invest in equity securities of issuers located in developing countries or "emerging markets." The Series invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

     The sub-adviser considers "emerging markets" to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Series will focus its emerging market investments in those countries which it believes have strongly developing economies and in which the markets are becoming more sophisticated. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iv) has at least 50% of its assets located in emerging markets.

     The Series' investments are primarily quoted in foreign currencies but it may also invest in securities quoted in the U.S. dollar or multinational currency units such as the ECU. Through the use of forward foreign currency exchange contracts, the sub-adviser actively manages the Series' currency exposure in developed countries.

     The Series may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase certain privately placed securities.

     The Series is permitted to invest in money market instruments denominated in U.S. dollars and other currencies although it intends to stay invested in equity securities to the extent practical in light of its objective. Under normal circumstances, the Series will purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Series may also invest in money market instruments without limitation as a temporary defensive measure taken in the sub-adviser's judgment during, or in anticipation of, adverse market conditions.

     The Series may purchase and sell exchange traded and over-the-counter put and call options on securities and securities indexes, purchase and sell futures contracts on securities and securities indexes and purchase and sell put and call options on futures contracts on securities and securities indexes.

     The Series may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Certain emerging markets are closed to investment by foreigners. The Series may be able to invest in issuers in certain emerging markets primarily through specifically authorized investment funds.

     The Series seeks to achieve its investment objective through a combination of country allocation, stock selection and currency management. The sub-adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Series. To allocate the Series within developed and developing markets, the sub-adviser uses fundamental research, quantitative valuation techniques and experienced judgment to identify those countries whose equity prices appear most attractive relative to future earnings prospects. Based on this analysis, the sub-adviser allocates the Series' assets among countries, emphasizing those countries with the highest expected returns consistent with overall portfolio liquidity. Under normal circumstances, the sub-adviser expects that approximately 75% of the value of the Series' equity investments will be in companies in developed markets and 25% in companies in emerging markets. The sub-adviser may vary this allocation in a manner consistent with the Series' investment objective and current market conditions. (See "Investment Risks -- Foreign Securities" and "Investment Risks --Emerging Markets").

     Using a variety of quantitative valuation techniques and based on analysts' industry expertise, issuers in each country are ranked within industrial sectors according to their relative value. Based on this valuation, the sub-adviser selects the issuers which appear the most attractive for the Series. The Series will be diversified across industrial sectors in each country.

     The sub-adviser manages the Series actively in pursuit of its investment objective. The Series does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Series engages in short-term trading, it may incur increased transaction costs.

--------------------------------------------------------------------------------
                       JNL/PIMCO TOTAL RETURN BOND SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/PIMCO Total Return Bond Series is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. It is a diversified Series that seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Series will normally vary within a three- to six-year time frame based on the sub-adviser's forecast for interest rates. The Series may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the sub-adviser to be of comparable quality). The Series may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Series will concentrate its foreign investments in securities of issuers based in developed countries, but may invest up to 10% of its assets in securities of issuers based in emerging market countries. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the sub-adviser believes to be relatively undervalued. (See "Investment Risks -- Foreign Securities" and "Investment Risks -- Emerging Markets").

     The Series may invest in convertible securities. It may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions. Generally, the Series' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties. The Series may engage in credit spread trades and invest in floating rate debt instruments. The Series may also invest in inverse floating rate debt instruments. The Series will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities. The Series may invest all of its assets in mortgage- or other asset-backed securities. The Series may invest in repurchase agreements, reverse repurchase agreements, dollar rolls and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

     The Series may invest in Brady Bonds and may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instrumentalities, or other government-related entities located in emerging market countries. The Series may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates.

     The Series may invest in options on foreign currencies and foreign currency futures and options thereon. The Series also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. The Series will use these techniques to hedge at least 75% of its exposure to foreign currency.

     The Series may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts. The Series also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Series may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of its overall investment strategies. The Series may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.

     The Series does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Series engages in short-term trading, it may incur increased transaction costs.

--------------------------------------------------------------------------------
                            JNL/PUTNAM GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Putnam Growth Series is to seek long-term capital growth. It is a diversified Series that pursues its investment objective by retaining maximum flexibility in the management of the Series consisting mainly of common stocks. Since income is not an objective, any income generated by the investment of the Series' assets will be incidental to its objective.

     The Series intends to invest primarily in the common stocks of companies believed by the sub-adviser to have opportunities for capital growth. However, since no one class or type of security at all times necessarily affords the greatest promise for capital appreciation, the Series may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term. Normally, of course, its investment will consist largely of common stocks selected for the promise they offer of appreciation of capital. However, the Series may also invest in preferred stocks, bonds, convertible preferred stocks and convertible debentures if, in the judgment of the sub-adviser, the investment would further its investment objectives. The Series may invest up to 20% of its net assets in foreign securities. The Series may also engage in certain options transactions and enter into financial futures contracts and related options. Each security held will be monitored to determine whether it is contributing to the basic objective of long-term growth of capital.

     The sub-adviser believes that a portfolio of such securities provides the most effective way to obtain capital appreciation, but when, for temporary defensive purposes (as when market conditions for growth stocks are adverse), other types of investments appear advantageous on the basis of combined considerations of risk and the protection of capital values, investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents.

     To the extent that the Series holds bonds, it may be negatively affected by adverse interest rate movements and credit quality. Generally, when interest rates rise it may be expected that the value of bonds may decrease.

--------------------------------------------------------------------------------
                         JNL/PUTNAM VALUE EQUITY SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Putnam Value Equity Series is capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase. It is a diversified Series that seeks superior market cycle total returns. The Series invests primarily in the common stocks of large capitalization companies mainly domiciled in the United States. Common stocks for this purpose include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Under normal circumstances, the Series will invest at least 65% of the value of its total assets in equity securities.

     Companies considered attractive generally will have the following characteristics: 1) stocks typically will have distinctly above average dividend yields, and 2) the market prices of the stocks will be undervalued relative to the normal earning power of the company. The thrust of this approach is to seek investments where current investor enthusiasm is low, as reflected in their valuations. Exposure is reduced when the investment community's perceptions improve and the company approaches fair valuation.


     The sub-adviser takes a long-term investment approach by placing a strong emphasis on its ability to determine attractive values and does not try to determine short-term changes in the general market level. It is anticipated that the annual turnover rate of the Series will not exceed 100% in normal circumstances. The Series may invest up to 25% of its total assets in the common stocks of foreign issuers.


--------------------------------------------------------------------------------

                      JNL/S&P CONSERVATIVE GROWTH SERIES I

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Conservative Growth Series I is to seek capital growth and current income. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Conservative Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/ JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

     Under normal circumstances, the Series allocates approximately 55% to 65% of its assets to Underlying Series that invest primarily in equity securities, 30% to 40% to Underlying Series that invest primarily in fixed-income securities and 0% to 10% to Underlying Series that invest primarily in money market funds. Within these three asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve current income through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I.


--------------------------------------------------------------------------------

                        JNL/S&P MODERATE GROWTH SERIES I

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Moderate Growth Series I is to seek capital growth. Current income is a secondary objective. In pursuit of these objectives, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Moderate Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/ JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates approximately 70% to 80% of its assets to Underlying Series that invest primarily in equity securities and 20% to 30% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve current income through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I, but more risk than JNL/S&P Conservative Growth Series I.


--------------------------------------------------------------------------------

                       JNL/S&P AGGRESSIVE GROWTH SERIES I

--------------------------------------------------------------------------------


     The primary investment objective of the JNL/S&P Aggressive Growth Series I is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Aggressive Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/ JNL Global Bond Series, Salomon Brothers/ JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates approximately 85% to 95% of its assets to Underlying Series that invest primarily in equity securities and 5% to 15% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth primarily through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve capital growth secondarily through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I, but more risk than JNL/S&P Conservative Growth Series I or JNL/S&P Moderate Growth Series I.

--------------------------------------------------------------------------------

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Very Aggressive Growth Series I is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Very Aggressive Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/ JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates up to 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/ S&P Equity Aggressive Growth Series I.


--------------------------------------------------------------------------------

                         JNL/S&P EQUITY GROWTH SERIES I

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Equity Growth Series I is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Equity Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/ JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series invests in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I and JNL/S&P Aggressive Growth Series I, but less risk than JNL/S&P Equity Aggressive Growth Series I or JNL/S&P Very Aggressive Growth Series I.


--------------------------------------------------------------------------------

                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Equity Aggressive Growth Series I is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Equity Aggressive Growth Series I may invest are the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/ JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series invests in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stock of smaller companies with above-average growth potential.



     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I or JNL/S&P Equity Growth Series I, but less risk than JNL/S&P Very Aggressive Growth Series I.


--------------------------------------------------------------------------------

                     JNL/S&P CONSERVATIVE GROWTH SERIES II

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Conservative Growth Series II is to seek capital growth and current income. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Conservative Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/ JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Money Market

Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/ JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates approximately 60% to 70% of its assets to Underlying Series that invest primarily in equity securities and 30% to 40% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve current income through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II.


--------------------------------------------------------------------------------

                       JNL/S&P MODERATE GROWTH SERIES II

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Moderate Growth Series II is to seek capital growth. Current income is a secondary objective. In pursuit of these objectives, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Moderate Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/ JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/ JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series,
T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates approximately 70% to 80% of its assets to Underlying Series that invest primarily in equity securities and 20% to 30% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve current income through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II, but more risk than JNL/S&P Conservative Growth Series II.


--------------------------------------------------------------------------------

                      JNL/S&P AGGRESSIVE GROWTH SERIES II

--------------------------------------------------------------------------------


     The primary investment objective of the JNL/S&P Aggressive Growth Series II is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Aggressive Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/ JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/ JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/ JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates approximately 85% to 95% of its assets to Underlying Series that invest primarily in equity securities and 5% to 15% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth primarily through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The Series seeks to achieve capital growth secondarily through its investment in Underlying Series that invest primarily in fixed-income securities. Such investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield bonds.



     The allocation of assets in the Series is expected to result in less risk than that incurred by JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II, but more risk than JNL/S&P Conservative Growth Series II or JNL/S&P Moderate Growth Series II.

--------------------------------------------------------------------------------

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Very Aggressive Growth Series II is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Very Aggressive Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates up to 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II.


--------------------------------------------------------------------------------

                        JNL/S&P EQUITY GROWTH SERIES II

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Equity Growth Series II is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Equity Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.

     The Series invests in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II and JNL/S&P Aggressive Growth Series II, but less risk than JNL/S&P Equity Aggressive Growth Series II or JNL/S&P Very Aggressive Growth Series II.


--------------------------------------------------------------------------------

                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

--------------------------------------------------------------------------------


     The investment objective of the JNL/S&P Equity Aggressive Growth Series II is to seek capital growth. In pursuit of this objective, the Series invests in a diversified group of Series of the JNL Series Trust ("Underlying Series"). The Underlying Series in which the JNL/S&P Equity Aggressive Growth Series II may invest are the JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/ JNL Mid Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.



     Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among particular Underlying Series. When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents.



     The Series invests in Underlying Series that invest primarily in equity securities. Such investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.



     The allocation of assets in the Series is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series II or JNL/S&P Equity Growth Series I, but less risk than JNL/S&P Very Aggressive Growth Series II.

--------------------------------------------------------------------------------
                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
--------------------------------------------------------------------------------

     The investment objectives of the Goldman Sachs/JNL Growth & Income Series are to provide investors with long-term growth of capital and growth of income. It is a diversified Series that invests, under normal circumstances, at least 65% of its total assets in equity securities that the sub-adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

     The Series may invest up to 35% of its total assets in fixed income securities that, in the opinion of the sub-adviser, offer the potential to further the Series' investment objectives. In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets and countries and securities quoted in foreign currencies. (See "Investment Risks -- Foreign Securities" and "Investment Risks -- Emerging Markets").

     The Series is managed using a value oriented approach. The sub-adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the sub-adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Series may also purchase securities of companies that have experienced difficulties and that, in the opinion of the sub-adviser, are available at attractive prices.

     In choosing the Series' securities, the sub-adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The sub-adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The sub-adviser is able to draw on the research and market expertise of its affiliates as well as information provided by other securities dealers. Equity securities in the Series' portfolio will generally be sold when the sub-adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     The Series may invest in common stocks, preferred stocks, U.S. Government securities, convertible debt obligations, convertible preferred stocks, mortgage- and asset-backed securities, corporate debt obligations, structured securities, limited liability companies, equity interests in trusts, partnerships, joint ventures and similar enterprises, interests in real estate investment trusts, warrants and stock purchase rights. The Series may purchase when-issued securities and may purchase securities on a forward commitment basis.

     The Series may invest in securities of foreign issuers, including sponsored and unsponsored American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts or other similar instruments representing securities of foreign issuers. The Series may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     The Series may invest in debt securities rated at least investment grade at the time of investment and may invest up to 10% of its total assets in debt securities which are unrated or rated in the lowest rating categories by S&P or Moody's, including securities rated D by S&P or Moody's. The lower-rated bonds in which the Series may invest are commonly referred to as "junk bonds." (See "Investment Risks -- High Yield/High Risk Bonds").

     The Series may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The Series may, to the extent it invests in foreign securities, purchase and sell call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Series may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates. The Series may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities, foreign currencies, securities indices and other financial instruments and indices.

     The Series may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Series' assets are invested in such instruments, the Series may not be achieving its investment objective.

--------------------------------------------------------------------------------
                       LAZARD/JNL SMALL CAP VALUE SERIES
--------------------------------------------------------------------------------

     The investment objective of the Lazard/JNL Small Cap Value Series is to seek capital appreciation. It is a non-diversified Series that seeks to achieve its investment objective through investing primarily in equity securities of United States companies with market capitalizations under $1 billion that are believed by the sub-adviser to be inexpensively priced relative to the return on total capital or equity. The equity securities in which the Series may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants listed on national or regional securities exchanges or traded over-the-counter, real estate investment trusts and American and Global Depositary Receipts. Investments are generally made in equity securities of companies which in the sub-adviser's opinion have one or more of the following characteristics: (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e. have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term;
(iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and
(vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

     Under normal market conditions, the Series will invest at least 80% of the value of its total assets in the small capitalization equity securities described above.

     The sub-adviser believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation, however, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of large capitalization companies.

     The sub-adviser continually evaluates the securities owned by the Series, and changes may be made whenever the sub-adviser determines such securities no longer meet the Series' investment objective. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in securities prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

     The Series may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions, in cash and short-term money market instruments; provided, however, that such investments will not ordinarily exceed 5% of the total assets of the Series. The Series may purchase floating and variable rate obligations of the same quality as it otherwise is allowed to purchase. The Series may purchase securities on a when-issued basis. The Series may invest in securities of companies that have operated for less than three years, including the operations of predecessors. It will not make investments that will result in more than 10% of its total assets being invested in the securities of unseasoned companies. The Series may invest in warrants.

     In addition, the Series may engage in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities.

     When, in the judgment of the sub-adviser, business or financial conditions warrant, the Series may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments or hold its assets in cash.

--------------------------------------------------------------------------------
                        LAZARD/JNL MID CAP VALUE SERIES
--------------------------------------------------------------------------------

     The investment objective of the Lazard/JNL Mid Cap Value Series is to seek capital appreciation. It is a non-diversified Series that seeks to achieve its investment objective by investing primarily in equity securities of United States companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the sub-adviser considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Russell Midcap Index is composed of the 800 smallest companies in the Russell 1000 Index. As of the latest reconstitution, the Russell Midcap Index had a dollar-weighted average market capitalization of approximately $4.8 billion and a median capitalization of approximately $2.7 billion. The equity securities in which the Series may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts.

     Under normal market conditions, the Series will invest at least 80% of the value of its total assets in the equity securities of undervalued medium capitalization issuers. Assets not invested in such equity securities generally will be invested in the equity securities of larger capitalization issuers or debt securities, including cash equivalents. The Series also may invest up to 15% of its total assets in foreign equity or debt securities.

     When, in the sub-adviser's judgment, business or financial conditions warrant, the Series may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments.

     In addition, the Series may engage in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities.

--------------------------------------------------------------------------------
                        PPM AMERICA/JNL BALANCED SERIES
--------------------------------------------------------------------------------

     The investment objective of the PPM America/JNL Balanced Series is to seek reasonable income, long-term capital growth and preservation of capital. It is a diversified Series that intends to invest based on combined consideration of risk, income, capital enhancement, and protection of capital value. The Series may invest in any type or class of security. Normally, the Series will invest in common stocks and fixed income securities; however, it may also invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities.

     The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. In implementing the investment objectives of this Series, the sub-adviser will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. For temporary defensive purposes when the sub-adviser believes that adverse market conditions warrant, the Series may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.

     The Series will emphasize investments in investment grade fixed income securities which are rated within the four highest categories by recognized rating agencies, e.g., S&P and Moody's. However, the Series may take a modest position in lower or non-rated fixed income securities, but the Series will not invest more than 35% of its net assets, determined at the time of investment, in high yield, high risk fixed income securities. The Series may invest in bonds rated as low as Ca by Moody's or CC by S&P. A fixed income securities issue may have its ratings reduced below the minimum permitted for purchase by the Series. In that event the sub-adviser will determine whether the Series should continue to hold such issue in its portfolio. If, in the sub-adviser's opinion, market conditions warrant, the Series may increase its position in lower or non-rated securities from time to time. The lower rated and non-rated convertible securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in lower rated and non-rated convertible fixed income securities normally involves a greater degree of market and credit risk than does investment in securities having higher ratings. The price of these fixed income securities will generally move in inverse proportion to interest rates. In addition, non-rated securities are often less marketable than rated securities. To the extent that the Series holds any lower rated or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility and lack of liquidity. (See "Investment Risks -- High Yield/High Risk Bonds").

--------------------------------------------------------------------------------
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
--------------------------------------------------------------------------------

     The primary investment objective of the PPM America/JNL High Yield Bond Series is a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. It is a diversified Series.

     Under normal market conditions, the Series will be invested substantially in long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. These high risk, high yield bonds typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. (See "Investment Risks -- High Yield/High Risk Bonds").

     High risk, high yield bonds generally include any bonds that are rated Ba or below by Moody's or BB or below by S&P or that are unrated but considered by the sub-adviser to be of equivalent credit quality. Bonds rated Ba or BB or below are considered speculative. The Series may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P (or unrated but considered by the sub-adviser to be of equivalent quality). In addition, the Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of equivalent quality). High-yield bonds are riskier than lower-yielding, higher-rated bonds.

     In pursuing its secondary investment objective of capital appreciation, the Series may purchase high yield bonds that are expected by the sub-adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in equity securities, such as common stocks, or other securities having common stock characteristics. Securities designated as having common stock characteristics include, but are not limited to, securities convertible into or exchangeable for common stock.

     Treating high current income as its primary investment objective means that the Series may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income.

     Up to 25% of the Series' assets may be invested in securities of foreign issuers, which are generally denominated in currencies other than the U.S. dollar. The Series also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Series may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. Investment in foreign securities also involves special risks.

     Under normal market conditions, the Series will invest at least 65% of its total assets in high risk, high yield bonds as described above. Subject to this requirement, the Series may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank for which the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) and obligations issued or guaranteed by the U.S. Government. The Series may adopt temporary defensive position investment policies during adverse market, economic or other circumstances that require immediate action to avoid losses. During periods when and to the extent that the Series has assumed a temporary defensive position, the Series may not be pursuing its investment objective.

--------------------------------------------------------------------------------
                      PPM AMERICA/JNL MONEY MARKET SERIES
--------------------------------------------------------------------------------

     The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments. It is a diversified Series that pursues its investment objective by investing mainly in debt, but the Series shall retain maximum flexibility in the management of its portfolio.

     The Series invests in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings.

     This Series will invest exclusively in the following types of high quality, U.S. dollar denominated money market instruments that mature in 397 days or less:

     - Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities.

     - Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks.

     - Corporate obligations, including commercial paper, of domestic and foreign issuers.

     - Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities.

     - Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Investments are managed to meet the quality and diversification requirements of the 1940 Act. Under Rule 2a-7 under the 1940 Act, the Series must maintain a dollar-weighted average portfolio maturity of 90 days or less and may only purchase U.S. dollar denominated instruments that are determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one rating agency has rated the security, that one agency) or, if unrated, are deemed comparable in quality. Determination of credit risks and quality will be made by the sub-adviser in accordance with procedures adopted by the Trust's Board of Trustees. The diversification requirements of Rule 2a-7 provide generally that the Series may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating agencies or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements on such securities. A more complete description of the rating categories is set forth under Appendix A.

     The Series may invest more than 25% of its total assets in the domestic banking industry, which would cause the Series to be more exposed to the risks of such industry. Bank obligations held by the Series do not benefit materially from insurance from the Federal Deposit Insurance Corporation. The 25% limitation does not apply to U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

--------------------------------------------------------------------------------
                      SALOMON BROTHERS/JNL BALANCED SERIES
--------------------------------------------------------------------------------

     The investment objective of the Salomon Brothers/JNL Balanced Series is to seek to obtain above-average income (compared to a portfolio entirely invested in equity securities). The Series' secondary objective is to take advantage of opportunities for growth of capital and income. It is a diversified Series that seeks to achieve its investment objectives by investing in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Series may vary the percentage of assets invested in any one type of security in accordance with the sub-adviser's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, it is anticipated that at least 40% of the Series' total assets will be invested in equity securities.

     Equity securities in which the Series may invest include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the Series are expected to be traded on a stock exchange or in an over-the-counter market.

     The sub-adviser will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Series' long-term debt investments will consist of "investment grade" securities; that is, securities rated Baa or better by Moody's or BBB or better by S&P or Fitch or determined by the sub-adviser to be of comparable quality to securities so rated. Up to 20% of the Series' net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by the sub-adviser to be of comparable quality. These securities are commonly known as "junk bonds." There is no limit on the amount of the Series' assets that can be invested in convertible securities rated below investment grade. (See "Investment Risks -- High Yield/High Risk Bonds").

     In addition to corporate debt securities, the Series may invest in U.S. Government securities and mortgage-backed securities. The U.S. Government securities in which the Series may invest include (i) U.S. Treasury obligations;
(ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government; (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government; (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities or by the full faith and credit of the U.S. Government. The mortgage-backed securities in which the Series may invest represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. The Series may also purchase privately issued mortgage securities which are not guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Series may invest in corporate asset-backed securities that have thirteen months or less remaining to maturity and are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has rated the security or, if not rated, deemed by the sub-adviser to be of comparable quality.

     Other fixed income securities in which the Series may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. The Series may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). (See "Investment Risks -- Foreign Securities"). The Series may invest a portion of its assets in loan participations and assignments. The Series may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

     The Series may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Series will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable.

     The Series may use the following investment strategies to hedge market risks, to manage the effective maturity or duration of debt instruments held by the Series, or to seek to increase the Series' income or gains: purchase and sell interest rate, stock or bond index futures contracts; purchase and sell exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments; and enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the sub-adviser determines that they are consistent with the Series' investment objective and policies and applicable regulatory requirements. The Series' interest rate transactions may take the form of swaps, caps, floors and collars.

--------------------------------------------------------------------------------
                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES
--------------------------------------------------------------------------------

     The primary investment objective of the Salomon Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series will seek capital appreciation. It is a diversified Series. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to the achievement of the Series' objectives. At any point in time, the sub-adviser will deploy the Series' assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. The sub-adviser has entered into an agreement with its London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to the sub-adviser relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series.

     The sub-adviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the sub-adviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the sub-adviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payments, status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The sub-adviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Series does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

     In addition, the sub-adviser will have discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that under current market conditions the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Series may adopt temporary defensive position investment policies during adverse market, economic or other circumstances that require immediate action to avoid losses. During periods when and to the extent that the Series has assumed a temporary defensive position, the Series may not be pursuing its investment objective.

     The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Series are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed to be of equivalent quality in the sub-adviser's judgment. While debt securities carrying the fourth highest quality rating (Baa by Moody's or BBB by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

     The types and characteristics of the U.S. Government obligations and mortgage-backed securities to be purchased by the Series are set forth below in the discussion of investment objectives and policies for the Salomon Brothers/JNL U.S. Government & Quality Bond Series. In addition, the Series may purchase privately issued mortgage securities which are not guaranteed by the U.S. Government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Series is set forth below under the sections entitled "Common Types of Securities and Management Practices" and "Investment Risks."

     The Series may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

     In pursuing the Series' investment objectives, the Series reserves the right to invest predominantly in medium or lower-rated securities. Although the Series has the ability to invest up to 100% of its assets in lower-rated securities, the Series' sub-adviser does not anticipate investing in excess of 75% of the Series' assets in such securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. The sub-adviser anticipates that under current market conditions, a significant portion of the Series assets will be invested in such high risk, high yield securities. By investing a portion of the Series' assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the sub-adviser expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the Series may invest may be rated as low as C by Moody's or D by S&P or may be considered comparable to securities having such ratings. Medium and lower-rated securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     In light of the risks associated with high yield corporate and sovereign debt securities, the sub-adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Series' ability to achieve its investment objective may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

     The high yield sovereign debt securities in which the Series may invest are U.S. dollar-denominated debt securities, including Brady Bonds, and non-dollar denominated debt securities that are issued or guaranteed by governments or governmental entities of developing and emerging countries. The sub-adviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. (See "Investment Risks -- High Yield/ High Risk Bonds"). The sub-adviser anticipates that the Series' initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. The sub-adviser expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. (For a more detailed discussion of high yield sovereign debt securities, see "Investment Risks -- High Yield/ High Risk Bonds").

     The Series will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Series' assets that can be invested in non-dollar denominated securities. The sub-adviser anticipates that, under current market conditions, a significant portion of the Series' assets will be invested in foreign securities. (See "Investment Risks"). The ability to spread its investments among the fixed income markets in a number of different countries may, however, reduce the overall level or market risk to the extent it may reduce the Series' exposure to a single market.

     The Series may invest in zero coupon securities and pay-in-kind bonds. (See "Common Types of Securities and Management Practices"). In addition, the Series may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions. The Series may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The Series considers these investments to be investments in debt securities for purposes of this Prospectus.

     The Series may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Series' objectives. The Series will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities, but may also purchase equity securities not associated with fixed income securities when, in the opinion of the sub-adviser, such purchase is appropriate.

     The Series currently intends to invest substantially all of its assets in fixed income securities. In order to maintain liquidity, however, the Series may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed income securities, the Series for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Series are set forth in the discussion of investment objectives and policies of the PPM America/JNL Money Market Series.

     The Series may enter into repurchase and reverse repurchase agreements, purchase securities on a firm commitment basis, including when-issued securities, enter into mortgage "dollar rolls" and lend portfolio securities. The Series will not make loans of portfolio securities with a value in excess of 25% of the Series' total assets. The Series may also enter into options, futures and currency transactions, although with the exception of currency transactions, it is not presently anticipated that any of these strategies will be utilized to a significant degree by the Series. (See "Common Types of Securities and Management Practices" and "Investment Risks"). The Series' ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission, the Commodity Futures Trading Commission and the federal income tax requirements applicable to regulated investment companies.

--------------------------------------------------------------------------------
                  SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
--------------------------------------------------------------------------------

     The investment objective of the Salomon Brothers/JNL High Yield Bond Series is to maximize current income. As a secondary objective, the Series will seek capital appreciation. It is a diversified Series that seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the sub-adviser to be of comparable quality. The Series intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock).

     The debt obligations in which the Series will invest generally will be rated, at the time of investment, "Ba" or "B" or lower by Moody's or "BB" or "B" or lower by S&P, or determined by the sub-adviser to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The Series is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Series may be rated as low as C by Moody's or D by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Series may invest are commonly referred to as "junk bonds." An investment in the Series should not be considered as a complete investment program. (See "Investment Risks -- High Yield/High Risk Bonds").

     In light of the risks associated with high yield debt securities, the sub-adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Series' ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

     The sub-adviser will have discretion to select the range of maturities of the fixed-income securities in which the Series may invest. The sub-adviser anticipates that under current market conditions, the Series will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.

     The Series may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which the Series may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the Series' investments in such securities.

     The Series may also invest in zero coupon securities; pay-in-kind bonds and deferred payment securities, which involve special risk considerations. The Series may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions. The Series may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. (See "Securities and Management Practices -- Participations and Assignments").

     The Series may invest up to 10% of its total assets in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Series may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock for which there is no limit) when consistent with the Series' objective. The Series will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the sub-adviser, such purchase is appropriate.

     In order to maintain liquidity, the Series may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. Government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by the sub-adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Series may invest. If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the securities markets which makes the Series' investment strategy inconsistent with the best interest of the Series' shareholders, then for defensive purposes, the Series may temporarily invest its assets without limit in such instruments.

     If at some future date, in the sub-adviser's opinion, adverse conditions prevail in the securities markets which makes the Series' investment strategy inconsistent with the best interests of the Series' shareholders, the Series may invest its assets without limit in high-quality short-term money market instruments.

     The Series may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis including when-issued securities and may lend portfolio securities.

     The Series may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Series will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable.

     The Series may use the following investment strategies to hedge market risks, to manage the effective maturity or duration of debt instruments held by the Series, or to seek to increase the Series' income or gains. The Series may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the sub-adviser determines that they are consistent with the Series' investment objective and policies and applicable regulatory requirements. The Series' interest rate transactions may take the form of swaps, caps, floors and collars, and the Series' currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

--------------------------------------------------------------------------------
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
--------------------------------------------------------------------------------

     The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Series is to obtain a high level of current income. It is a diversified Series that seeks to attain its objective by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment grade bonds.

     At least 65% of the total assets of the Series will be invested in:

     (1) U.S. Treasury obligations;

     (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (3) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

     (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     Any guarantee of the securities in which the Series invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Series and not the purchase of shares of the Series.

     The Series may invest in securities of any maturity or effective duration and, accordingly, the composition and weighted average maturity of the Series' portfolio will vary from time to time, based upon the sub-adviser's determination of how best to achieve the Series' investment objective. With respect to mortgage-backed securities in which the Series invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

     A significant portion of the Series' assets may from time to time be invested in mortgage-backed securities. The mortgage-backed securities in which the Series invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

     The yield of mortgage-backed securities is based upon the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Series of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Series. Monthly interest payments received by the Series have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semi-annually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

     While the Series seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Series will not knowingly invest in a high risk "mortgage security," generally defined as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Series are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. Government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the Series will receive the originally anticipated yield on the security.

     The Series may also invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality to securities in those ratings categories by the sub-adviser. The Series may not invest more than 10% of total assets in obligations of foreign issuers. Investments in foreign securities will subject the Series to special considerations related to political, economic and legal conditions outside of the U.S. (See "Investment Risks"). These considerations include the possibility of expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

     The Series may enter into repurchase and reverse repurchase agreements, purchase securities on a firm commitment basis, including when-issued securities, and lend portfolio securities. The Series will not make loans of portfolio securities with a value in excess of 25% of the value of its total assets. The Series may also enter into mortgage "dollar rolls." (For a description of these investment practices and the risks associated with them, see "Common Types of Securities and Management Practices" and "Investment Risks").

--------------------------------------------------------------------------------
                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL Established Growth Series is to seek long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and
(2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.

     It is a diversified Series that will invest primarily in the common stock of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Series will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase. Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, convertible securities, warrants, hybrid instruments, restricted securities, futures and options, when considered consistent with the Series' investment objective and program. The Series may invest up to 30% of its total assets (excluding reserves) in foreign securities, including American Depositary Receipts.

--------------------------------------------------------------------------------
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL International Equity Investment Series is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses.


     Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Series' sub-adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The sub-adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification. The Series may also purchase other types of securities, for example, preferred stocks, convertible securities, fixed income securities, hybrid instruments, restricted securities, foreign currency transactions, futures and options.

     In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Series invests, normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     It is a diversified Series that intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Series. The Series may invest in countries of the Far East and Europe, as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, however, the Series may invest substantially all of its assets in one or two countries.

--------------------------------------------------------------------------------
                    T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is to provide long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above-average growth.

     It is a diversified Series that will invest at least 65% of its total assets in a diversified portfolio of mid-cap common stocks with above-average growth potential. A mid-cap company is defined as one whose market capitalization falls within the capitalization range of companies included in the S&P MidCap 400 Index. Mid-cap growth companies are often still in the early, more dynamic phase of a company's life cycle, but have enough corporate history that they are no longer considered new or emerging. By focusing their activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, these companies generally have sufficient financial resources and access to capital to finance their growth.

     While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth. They may also offer greater potential for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.


     The sub-adviser will rely on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series will seek to invest primarily in companies which: 1) offer proven products or services, 2) have a historical record of earnings growth that is above average, 3) demonstrate the potential to sustain earnings growth, 4) operate in industries experiencing increasing demand, and/or 5) are believed to be undervalued in the marketplace. There is, of course, no guarantee the Series will be able to identify such companies or that its investment in them will be successful.


     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, convertible securities, restricted securities, hybrid instruments, warrants, futures and options, when considered consistent with the Series' investment objective and program. The Series may invest up to 25% of its assets (excluding reserves) in foreign securities, including American Depositary Receipts.

--------------------------------------------------------------------------------
              COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES
--------------------------------------------------------------------------------

SECURITIES AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described herein. Each Series' investment program is subject to further restrictions described in the Statement of Additional Information.

     BORROWING AND LENDING. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings a Series may mortgage or pledge securities in amounts up to 15% of its net assets. As a fundamental policy, a Series will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties.

     CASH POSITION. A Series may hold a certain portion of its assets in repurchase agreements and money market securities rated in one of the two highest rating categories by a nationally recognized statistical rating organization, maturing in one year or less. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

     CONVERTIBLE SECURITIES AND WARRANTS. A Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. A Series may invest in fixed income securities of companies which meet the investment criteria for the Series. The price of fixed income securities fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

     FOREIGN CURRENCY TRANSACTIONS. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash), basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Series will generally not enter into a forward contract with a term of greater than one year.

     There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

     FOREIGN SECURITIES. A Series may invest in foreign securities. These include non-dollar denominated securities traded principally outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value).

     FUTURES AND OPTIONS. Futures are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. Subject to certain limits described in the Statement of Additional Information, a Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed income securities.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.

     The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the CFTC, a Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

     ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets (10% in the case of the JNL/Alger Growth Series and the PPM America/JNL Money Market Series) in securities that are considered illiquid. Illiquid investments include repurchase agreements not terminable within seven days, securities for which market quotations are not readily available and certain restricted securities. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Series. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Trust's Board of Trustees.

     HIGH YIELD BONDS. A Series may invest its assets in fixed income securities offering high current income that are in the lower rating categories of recognized rating agencies or are non-rated. These lower-rated fixed income securities are considered on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


     DEBT HOLDINGS BY RATINGS. During the period ended December 31, 1997, the percentage of the assets of the following Series invested in debt securities in each of the rating categories of S&P and the debt securities not rated by an established rating service, determined on a dollar weighted average, were:


        S&P RATING           PERCENTAGE OF NET ASSETS
        ----------           ------------------------
AAA........................
AA.........................
A..........................
BBB........................
BB.........................
B..........................
CCC........................
CC.........................
C..........................
D..........................
Not Rated..................


     HYBRID INSTRUMENTS. These instruments can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.


     MORTGAGE- AND ASSET-BACKED SECURITIES. A Series may invest in mortgage- and asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the mortgage- and asset-backed securities to be paid prior to their stated maturities. A sub-adviser will consider estimated prepayment rates in calculating the average weighted maturities of the Series. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Series may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Series' ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


     A Series may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities, which may be issued by agencies or instrumentalities of the U.S. Government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest, while the other class will receive all of the principal. The yield to maturity of such mortgage backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     MORTGAGE DOLLAR ROLLS. A Series may enter into mortgage "dollar rolls" in which a Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. A Series may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Series enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Series' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A Series may invest in CMOs. CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


     REAL ESTATE INVESTMENT TRUSTS (REITS). The REITs in which a Series may invest include equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.



     PORTFOLIO TURNOVER. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains. (See "Series Transactions and Brokerage").


     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Series to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Series may encounter delays and incur costs in liquidating the underlying security.

     When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

     SHORT SALES. A Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner.

     U.S. GOVERNMENT SECURITIES AND CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates which are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED SECURITIES. A Series may purchase securities on a when-issued, delayed delivery or forward commitment basis. Actual payment for and delivery of such securities does not take place until some time in the future -- i.e., beyond normal settlement. The Series does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the period between the purchase and settlement dates. The Series segregate and maintain at all times cash, cash equivalents, or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

     ZERO COUPON AND PAY-IN-KIND BONDS. A Series may invest up to 10% of its assets in zero coupon bonds or strips. The JNL/PIMCO Total Return Bond Series and the Salomon Brothers/JNL High Yield Bond Series may invest in such securities without limit. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. A Series may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


     PASSIVE FOREIGN INVESTMENT COMPANIES. A Series may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.



     INFLATION INDEXED BONDS. A Series may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.
Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



     PARTICIPATIONS AND ASSIGNMENTS. A Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. A Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Series will acquire Participations only if the Lender interpositioned between a Series and the borrower is determined by the sub-adviser to be creditworthy. When a Series purchases Assignments from Lenders, a Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.


     A Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, a Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. A Series currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investment in illiquid securities. However, the Trustees may in the future adopt policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to such policies and procedures, the Trustees would delegate to the sub-adviser the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Trustees would periodically review purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participations that a Series held became illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series' assets invested in illiquid assets would increase.

INVESTMENT RISKS


     FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The JNL Global Equities, JNL/JPM International & Emerging Markets, Salomon Brothers/JNL Global Bond, and T. Rowe Price/JNL International Equity Investment Series are particularly susceptible to such risks. American Depositary Receipts do not involve the same direct currency and liquidity risks as foreign securities.

     At times, securities held by a Series may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Series does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Series may be significantly affected by trading on days when shareholders cannot make transactions.

     The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

     A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U. S. dollars (not exceeding the value of a Series' assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency ("position hedge"). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross hedge"). A Series may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Series anticipates purchasing securities denominated in or exposed to a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency ("anticipatory hedge").

     These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

     EMERGING MARKETS. The considerations noted above under "Foreign Securities" may be intensified in the case of investment in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Series' investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

     FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps ("derivative instruments") exposes a Series to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

     HIGH YIELD/HIGH RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     A Series may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The sub-adviser will analyze the credit- worthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. (See Appendix A for a description of bond rating categories).

     HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Series investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities"). The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     MUNICIPAL OBLIGATIONS. In addition to the usual risks associated with income investing, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of municipal obligations held by a Series. The credit quality of a municipal obligation can be affected by, among other factors, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues may be enhanced by demand features, which enable a Series to demand payment on short notice from the issuer or a financial intermediary.

     WHEN-ISSUED SECURITIES. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issued securities, but may be substantially longer for forward commitments. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will segregate for these securities by maintaining cash and/or liquid assets with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover).

Such securities either will mature or, if necessary, be sold on or before the settlement date.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.


     JNFSI, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser of each Series and provides each Series with professional investment supervision and management. JNFSI is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential Corporation plc, the largest life insurance company in the United Kingdom. JNFSI has been providing investment advisory services to management investment companies since 1992 and as of December 31, 1997, had approximately $1 billion under management.


     JNFSI provides preparation of financial statements, tax services, and regulatory reports to the Trust. JNFSI also selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFSI monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.


     As compensation for its services, JNFSI receives a fee from the Trust computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of the Series. The fees, which are accrued daily and payable monthly, are calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the fees each Series currently is obligated to pay JNFSI. The Series managed by Standard & Poor's Investment Advisory Services, Inc. will indirectly bear their pro rata share of fees of the underlying Series in addition to the fees shown for such Series.

      (M -- MILLION)        $ 0 TO   $50 M TO   $100 M TO   $150 M TO   $200 M TO   $250 M TO   $300 M TO   $350 M TO     OVER
      --------------        $50 M     $100 M     $150 M      $200 M      $250 M      $300 M      $350 M      $500 M      $500 M
          SERIES              %         %           %           %           %           %           %           %           %
          ------            ------   --------   ---------   ---------   ---------   ---------   ---------   ---------    ------
JNL Aggressive Growth.....   .95       .95         .95         .90         .90         .90         .85         .85         .85
JNL Capital Growth........   .95       .95         .95         .90         .90         .90         .85         .85         .85
JNL Global Equities.......  1.00      1.00        1.00         .95         .95         .95         .90         .90         .90
JNL/Alger Growth..........   .975      .975        .975        .975        .975        .975        .95         .95         .90
JNL/Alliance Growth.......   .775      .775        .775        .775        .775        .70         .70         .70         .70
JNL/Eagle Core Equity.....   .90       .85         .85         .85         .85         .85         .75         .75         .75
JNL/Eagle SmallCap
  Equity..................   .95       .95         .95         .90         .90         .90         .90         .90         .85
JNL/JPM International &
  Emerging Markets........   .975      .95         .95         .95         .90         .90         .90         .85         .85
JNL/PIMCO Total Return
  Bond....................   .70       .70         .70         .70         .70         .70         .70         .70         .70
JNL/Putnam Growth.........   .90       .90         .90         .85         .85         .85         .80         .80         .80
JNL/Putnam Value Equity...   .90       .90         .90         .85         .85         .85         .80         .80         .80
JNL/S&P Conservative
  Growth I................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Moderate
  Growth I................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Aggressive Growth
  I.......................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Very Aggressive
  Growth I................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Equity Growth I...   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Equity Aggressive
  Growth I................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Conservative
  Growth II...............   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Moderate
  Growth II...............   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Aggressive Growth
  II......................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Very Aggressive
  Growth II...............   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Equity Growth
  II......................   .20       .20         .20         .20         .20         .20         .20         .20         .15
JNL/S&P Equity Aggressive
  Growth II...............   .20       .20         .20         .20         .20         .20         .20         .20         .15
Goldman Sachs/JNL Growth &
  Income..................   .925      .90         .90         .90         .85         .85         .85         .80         .80
Lazard/JNL Small
  Cap Value...............  1.05      1.00        1.00         .975        .975        .975        .925        .925        .925
Lazard/JNL Mid Cap
  Value...................   .975      .975        .975        .925        .925        .925        .90         .90         .90
PPM America/JNL
  Balanced................   .75       .70         .70         .675        .675        .675        .65         .65         .625
PPM America/JNL High Yield
  Bond....................   .75       .70         .70         .675        .675        .675        .65         .65         .625
PPM/America JNL Money
  Market..................   .60       .60         .60         .575        .575        .575        .55         .55         .525
Salomon Brothers/JNL
  Balanced................   .80       .75         .70         .70         .70         .70         .70         .70         .70
Salomon Brothers/JNL
  Global Bond.............   .85       .85         .85         .80         .80         .80         .80         .80         .75
Salomon Brothers/JNL High
  Yield Bond..............   .80       .75         .70         .70         .70         .70         .70         .70         .70
Salomon Brothers/JNL
  U.S. Government &
  Quality Bond............   .70       .70         .70         .65         .65         .65         .60         .60         .55
T. Rowe Price/JNL
  Established Growth......   .85       .85         .85         .80         .80         .80         .80         .80         .80
T. Rowe Price/JNL
  International Equity
  Investment..............  1.10      1.05        1.05        1.00        1.00        1.00         .95         .95         .90
T. Rowe Price/JNL Mid-Cap
  Growth..................   .95       .95         .95         .90         .90         .90         .90         .90         .90

INVESTMENT SUB-ADVISERS

     The organizations described below act as sub-advisers to the Trust and certain of its Series pursuant to Sub-Advisory Agreements with JNFSI. Under the Sub-Advisory Agreements, the sub-advisers manage the investment and reinvestment of the assets of the respective Series for which they are responsible. Each of the sub-advisers discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of JNFSI, which pays the sub-advisers' fees.

     Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to the JNL/Alliance Growth Series. Alliance is a major international investment manager, supervising client accounts with assets totaling over $199 billion as of September 30, 1997. Alliance serves its clients, who primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems, with a staff of more than 1,500 employees. Alliance has five U.S. offices and its subsidiaries have nine offices outside the U.S. The 54 registered investment companies managed by Alliance, comprising 116 separate investment portfolios, currently have over 1 million shareholders. As of September 30, 1997, Alliance was retained as an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

     Eagle Asset Management, Inc. ("Eagle"), 880 Carillion Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Eagle manages client accounts with net assets totaling approximately $2.7 billion as of December 31, 1996.


     Fred Alger Management, Inc., ("Alger Management") which is located at 75 Maiden Lane, New York, New York 10038, serves as sub-adviser to the JNL/Alger Growth Series. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and, as of November 30, 1997, had approximately $7.7 billion under management: $5.5 billion in mutual fund accounts and $2.2 billion in other advisory accounts. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger are majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.


     Goldman Sachs Asset Management ("Goldman Sachs"), One New York Plaza, New York, New York 10004, serves as sub-adviser to the Goldman Sachs/JNL Growth & Income Series. Goldman Sachs is a separate operating division of Goldman, Sachs & Co. Goldman Sachs provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets. Goldman Sachs is responsible for more than $100 billion in assets as of January 1997.


     Janus Capital Corporation ("Janus Capital"), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL Capital Growth Series, the JNL Aggressive Growth Series and the JNL Global Equities Series. Janus Capital is an investment adviser with approximately $67 billion in assets under management. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.


     J.P. Morgan Investment Management Inc. ("JPM"), with principal offices at 522 Fifth Avenue, New York, New York 10236, serves as sub-adviser to the JNL/JPM International & Emerging Markets Series. JPM is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company that also owns Morgan Guaranty Trust Company, J.P. Morgan Securities Inc. and J.P. Morgan Futures Inc. JPM and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment advisor to individual and institutional customers with combined assets under management of $234 billion as of June 30, 1997.

     Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the Lazard/JNL Small Cap Value Series and the Lazard/JNL Mid Cap Value Series. Lazard is a division of Lazard Freres & Co. ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets totaling approximately $53 billion as of June 30, 1997. Its clients are both individuals and institutions.

     Pacific Investment Management Company ("PIMCO"), located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, serves as sub-adviser to the JNL/PIMCO Total Return Bond Series. PIMCO is an investment counseling firm founded in 1971, and had approximately $92 billion in assets under management as of March 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. A majority interest in PIMCO Advisors L.P. is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors.


     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as sub-adviser to the PPM America/JNL Balanced Series*, the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series. PPM, an affiliate of JNFSI, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., ("PPM Ltd.") an investment management company engaged in global money management, which is in turn wholly owned by Prudential Corporation plc. PPM Ltd. and its subsidiaries manage approximately $190 billion in various currencies and markets. PPM currently manages over $32 billion of Jackson National Life Insurance Company assets. Additionally, PPM manages assets of over $8 billion for other affiliated companies and over $1 billion for non-affiliated entities.



     Putnam Investment Management, Inc. ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam Growth Series* and the JNL/Putnam Value Equity Series*. Putnam has been managing mutual funds since 1937. Putnam and its affiliates had approximately $235 billion in assets under management as of December 31, 1997. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



     Salomon Brothers Asset Management Inc ("SBAM") serves as sub-adviser to the Salomon Brothers/JNL Balanced Series, the Salomon Brothers/JNL Global Bond Series, the Salomon Brothers/JNL High Yield Bond Series and the Salomon Brothers/JNL U.S. Government & Quality Bond Series. SBAM is a wholly owned subsidiary of Smith Barney Holdings Inc. which is, in turn, wholly owned by Travelers Group Inc. SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-advisor to various investment companies. As of October 31, 1997, SBAM and SBAM's investment affiliates managed approximately $26.6 billion. SBAM's business offices


---------------

    *Prior to May 1, 1997, Phoenix Investment Counsel, Inc. served as sub-adviser to the PPM America/JNL Balanced Series and the JNL/Putnam Growth Series, and PPM served as sub-adviser to the JNL/Putnam Value Equity Series.

are located at 7 World Trade Center, New York, New
York 10048.


     In connection with SBAM's service as sub-adviser to the Salomon Brothers/JNL Global Bond Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust. Like SBAM, SBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.



     Standard & Poor's Investment Advisory Services, Inc. ("SPIAS"), located at 25 Broadway, New York, New York 10004, serves as sub-adviser to the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw Hill Companies, Inc. and is affiliated with S&P. SPIAS operates independently of and has no access to ratings, analysis or other information supplied by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.



     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL Established Growth Series and the T. Rowe Price/JNL Mid-Cap Growth Series. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe and its affiliates manage over $125 billion as of September 30, 1997 for approximately 6 million individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.



     Rowe Price-Fleming International, Inc. ("Price-Fleming"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL International Equity Investment Series. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of America's largest international mutual fund asset managers with approximately $33 billion under management as of September 30, 1997 in its offices in Baltimore, London, Tokyo, Hong Kong and Singapore.



     T. Rowe provides certain administrative support to Price-Fleming for a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts, and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments in provided to Price-Fleming by Fleming Investment Management Limited ("FIM") and Jardine Fleming International Holdings Limited ("JFIH"), for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited ("FIAM") and JFIH provide research and administration support for fixed income accounts for which each receive a fee of
 .075% of the market value of all assets in active fixed income accounts and .0175% of such market value in passive fixed income accounts under
Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.


PORTFOLIO MANAGEMENT

     The following individuals are primarily responsible for the day-to-day management of the particular Series as indicated below.


JNL AGGRESSIVE GROWTH SERIES



     Warren B. Lammert is responsible for the day-to-day management of the JNL Aggressive Growth

Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst.


JNL CAPITAL GROWTH SERIES

     James P. Goff is responsible for the day-to-day management of the JNL Capital Growth Series. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


JNL GLOBAL EQUITIES SERIES



     Helen Young Hayes is responsible for the day-to-day management of the JNL Global Equities Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


JNL/ALGER GROWTH SERIES


     David D. Alger, President and Chief Investment Officer of Alger Management, is primarily responsible for the day-to-day management of the JNL/Alger Growth Series. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971, and as President since 1995. He serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995.


JNL/ALLIANCE GROWTH SERIES

     James G. Reilly, Senior Vice President of Alliance, is responsible for the day-to-day management of the JNL/Alliance Growth Series. Mr. Reilly joined Alliance in 1984.

JNL/EAGLE CORE EQUITY SERIES

     In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the JNL/Eagle Core Equity Series. Eagle utilizes a team of senior portfolio managers acting together to manage the assets of the Series. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in the pursuit of the Series' investment objective.

JNL/EAGLE SMALLCAP EQUITY SERIES

     Bert L. Boksen, Senior Vice President and Portfolio Manager of Eagle, is responsible for the day-to-day management of the JNL/Eagle SmallCap Equity Series. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee.

JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES

     Paul A. Quinsee, Vice President of JPM, and Rudi Leuthold, Managing Director of JPM, share the responsibility for the day-to-day management of the JNL/JPM International & Emerging Markets Series. Mr. Quinsee has been employed by JPM since February 1992 as a portfolio manager of international equity investments. Mr. Leuthold has been employed by JPM since prior to 1992 as a portfolio manager of international equity investments.

JNL/PIMCO TOTAL RETURN BOND SERIES

     William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the JNL/PIMCO Total Return Bond Series. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO.

JNL/PUTNAM GROWTH SERIES


     C. Beth Cotner has responsibility for the day-to-day management of the JNL/Putnam Growth Series. Ms. Cotner, Senior Vice President, has been employed as a Senior Portfolio Manager by Putnam since September 1995. Prior to that, Ms. Cotner was Executive Vice President of Kemper Financial Services. Ms. Cotner has had responsibility for the day-to-day management of the JNL/Putnam Growth Series since May 1, 1997.


JNL/PUTNAM VALUE EQUITY SERIES

     Anthony I. Kreisel a Managing Director of Putnam, has responsibility for the day-to-day management of the JNL/Putnam Value Equity Series. Mr. Kreisel has been an investment professional at Putnam since 1986. Mr. Kreisel has had responsibility for the day-to-day management of the JNL/Putnam Value Equity Series since May 1, 1997.

GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

     G. Lee Anderson, Vice President of Goldman Sachs, Eileen A. Aptman, Vice President of Goldman Sachs, and Ronald E. Gutfleish, Vice President of Goldman Sachs, share the responsibility for the day-to-day management of the Goldman Sachs/JNL Growth & Income Series. Mr. Anderson joined Goldman Sachs in 1992. Prior to 1992, he was a research analyst in the Investment Research Department of Goldman, Sachs & Co. Ms. Aptman joined the Investment Adviser in 1993. Prior to 1993, she was an equity analyst at Delphi Management. Mr. Gutfleish joined Goldman Sachs in 1993. Prior to 1993, he was a principal of Sanford C. Bernstein & Co. in its Investment Management Research Department.

LAZARD/JNL SMALL CAP VALUE SERIES

     Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day-to-day management of the Lazard/JNL Small Cap Value Series. Mr. Gullquist has been with Lazard since 1982. He has been a Managing Director of Lazard since January 1994; prior thereto, he was Vice President of Lazard. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director since January 1997; prior thereto, Ms. Alexanderson was a Vice President of Lazard.

LAZARD/JNL MID CAP VALUE SERIES

     Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day to day management of the JNL/Lazard Mid Cap Value Series. Mr. Gullquist has been with Lazard since 1982. He has been a Managing Director of Lazard since January 1994; prior thereto, Mr. Gullquist was Vice President of Lazard. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director since January 1997; prior thereto, Ms. Alexanderson was a Vice President of Lazard.

PPM AMERICA/JNL BALANCED SERIES

PPM AMERICA/JNL HIGH YIELD BOND SERIES

PPM AMERICA/JNL MONEY MARKET SERIES

     In its capacity as sub-adviser, PPM supervises and manages the investment portfolios of the PPM America/JNL Balanced Series, the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series and directs the purchase and sale of each Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the PPM America/JNL Balanced Series since May 1, 1997, and has supervised and managed the investment portfolios of the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series since the commencement of operations of each Series.

SALOMON BROTHERS/JNL BALANCED SERIES

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

     Richard E. Dahlberg is primarily responsible for the day-to-day management of the Salomon Brothers/JNL Balanced Series. Prior to joining SBAM in July 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. Mr. Dahlberg had been primarily responsible for the day-to-day management of the MFS Total Return Fund for ten years prior to joining SBAM.

     Steven Guterman is primarily responsible for the day-to-day management of the Salomon Brothers/JNL U.S. Government & Quality Bond Series and the mortgage-backed securities and U.S. Government securities portions of the Salomon Brothers/JNL Global Bond Series. Mr. Guterman co-manages the Salomon Brothers/JNL U.S. Government & Quality Bond Series with Roger Lavan.

     Mr. Guterman, who joined SBAM in 1990, is a Managing Director of Salomon Brothers Inc and a Managing Director and Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. Government issues. Mr. Guterman also serves as portfolio manager for two offshore mortgage funds and a number of institutional clients. Mr. Guterman joined Salomon Brothers Inc in 1983, working initially in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities.

     Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst, responsible for working for senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc's Fixed Income Sales Group and Product Support Divisions.

     Peter J. Wilby is primarily responsible for the day-to-day management of the Salomon Brothers/JNL High Yield Bond Series and the high yield and emerging market debt securities portions of the Salomon Brothers/JNL Global Bond Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Salomon Brothers/JNL Global Bond Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("Prudential") where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel is a Director and Portfolio Manager of SBAM and a Director of Salomon Brothers Inc. Ms. Semmel joined SBAM in May of 1993, where she manages high yield portfolios. Prior to joining SBAM, Ms. Semmel spent four years as a high yield bond analyst at Morgan Stanley Asset Management.

     David J. Scott is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Salomon Brothers/JNL Global Bond Series. Prior to joining SBAM Limited in April 1994, Mr. Scott worked for four years at JP Morgan Investment Management ("JP Morgan") where he was responsible for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies. Before joining JP Morgan, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

JNL/S&P CONSERVATIVE GROWTH SERIES I



JNL/S&P MODERATE GROWTH SERIES I



JNL/S&P AGGRESSIVE GROWTH SERIES I



JNL/S&P VERY AGGRESSIVE GROWTH SERIES I



JNL/S&P EQUITY GROWTH SERIES I



JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I



JNL/S&P CONSERVATIVE GROWTH SERIES II



JNL/S&P MODERATE GROWTH SERIES II



JNL/S&P AGGRESSIVE GROWTH SERIES II



JNL/S&P VERY AGGRESSIVE GROWTH SERIES II



JNL/S&P EQUITY GROWTH SERIES II



JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II



     David M. Blitzer, Robert S. Natale and Elizabeth Koo share the responsibility for the day to day management of the JNL/S&P Conservative Growth Series I, the JNL/S&P Moderate Growth Series I, the JNL/S&P Aggressive Growth Series I, the JNL/S&P Very Aggressive Growth Series I, the JNL/S&P Equity Growth Series I, the JNL/S&P Equity Aggressive Growth Series I, the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II, and the JNL/S&P Equity Aggressive Growth Series II. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of S&P Rating's Group) since 1982. Mr. Natale has been President of SPIAS since 1995 and has been a securities analyst, editor and research director with Standard & Poor's Equity Services Group since 1979. Ms. Koo has been an investment officer in the Quantitative Services department of Standard & Poor's Financial Information Services since 1996. Prior to 1996, Ms. Koo was an international tax associate for Coopers & Lybrand.


T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

     Robert W. Smith is responsible for the day-to-day management of the T. Rowe Price/JNL Established Growth Series. Mr. Smith is a Vice President and Equity Portfolio Manager for T. Rowe and Price-Fleming. He is also responsible for the North American component of other investment company and institutional client portfolios. Prior to joining T. Rowe in 1992, Mr. Smith was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia. Mr. Smith has had responsibility for the day-to-day management of the T. Rowe Price/JNL Established Growth Series since February 21, 1997.

T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES


     The T. Rowe Price/JNL International Equity Investment Series has an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Christopher
D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.



     Martin Wade joined Price-Fleming in 1979 and has 26 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). Christopher Alderson joined Price-Fleming in 1988 and has nine years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Price-Fleming in 1987 and has 14 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 15 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has eight years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has six years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 15 years of experience in equity research, fixed income research and portfolio management.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

     The T. Rowe Price/JNL Mid-Cap Growth Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis has been managing investments since joining T. Rowe in 1985.

SUB-ADVISORY ARRANGEMENTS

     Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFSI and the Trustees of the Trust with respect to the implementation of such programs.

     As compensation for their services, the sub-advisers receive fees from JNFSI computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of such Series. The fees are calculated on the basis of the average net assets of each Series made at the close of business on each business day of the Trust during the period for which such fees are paid through the date of calculation. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees JNFSI currently is obligated to pay the sub-advisers out of the advisory fee it receives from each Series as specified above:

      (M -- MILLION)         $0 TO   $50 M TO   $100 M TO   $150 M TO   $200 M TO   $250 M TO   $300 M TO   $350 M TO     OVER
      --------------         $50 M    $100 M     $150 M      $200 M      $250 M      $300 M      $350 M      $500 M      $500 M
          SERIES               %        %           %           %           %           %           %           %           %
          ------             -----   --------   ---------   ---------   ---------   ---------   ---------   ---------    ------
JNL Aggressive Growth......  .55       .55        .50         .50         .50         .50         .50         .50         .45
JNL Capital Growth.........  .55       .55        .50         .50         .50         .50         .50         .50         .45
JNL Global Equities........  .55       .55        .50         .50         .50         .50         .50         .50         .45
JNL/Alger Growth...........  .55       .55        .55         .55         .55         .55         .50         .50         .45
JNL/Alliance Growth........  .35       .35        .35         .35         .35         .25         .25         .25         .25
JNL/Eagle Core Equity......  .45       .40        .40         .40         .40         .40         .30         .30         .30
JNL/Eagle SmallCap
  Equity...................  .50       .50        .50         .45         .45         .45         .45         .45         .40
JNL/JPM International &
  Emerging Markets.........  .55       .50        .50         .50         .45         .45         .45         .40         .40
JNL/PIMCO Total Return
  Bond.....................  .25       .25        .25         .25         .25         .25         .25         .25         .25
JNL/Putnam Growth..........  .50       .50        .50         .45         .45         .45         .35         .35         .35
JNL/Putnam Value Equity....  .50       .50        .50         .45         .45         .45         .35         .35         .35
JNL/S&P Conservative Growth
  I........................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Moderate Growth
  I........................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Aggressive Growth
  I........................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Very Aggressive
  Growth I.................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Equity Growth I....  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Equity Aggressive
  Growth I.................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Conservative Growth
  II.......................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Moderate Growth
  II.......................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Aggressive Growth
  II.......................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Very Aggressive
  Growth II................  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Equity Growth II...  .10       .10        .10         .10         .10         .10         .10         .10         .075
JNL/S&P Equity Aggressive
  Growth II................  .10       .10        .10         .10         .10         .10         .10         .10         .075
Goldman Sachs/JNL Growth &
  Income...................  .50       .45        .45         .45         .40         .40         .40         .35         .35
Lazard/JNL Small Cap
  Value....................  .625      .575       .575        .525        .525        .525        .475        .475        .475
Lazard/JNL Mid Cap Value...  .55       .525       .525        .475        .475        .475        .45         .45         .45
PPM America/JNL Balanced...  .25       .20        .20         .175        .175        .175        .15         .15         .125
PPM America/JNL High Yield
  Bond.....................  .25       .20        .20         .175        .175        .175        .15         .15         .125
PPM America/JNL Money
  Market...................  .20       .15        .15         .125        .125        .125        .10         .10         .075
Salomon Brothers/JNL
  Balanced.................  .35       .30        .25         .25         .25         .25         .25         .25         .25
Salomon Brothers/JNL Global
  Bond.....................  .375      .35        .35         .30         .30         .30         .30         .30         .25
Salomon Brothers/JNL High
  Yield Bond...............  .35       .30        .25         .25         .25         .25         .25         .25         .25
Salomon Brothers/JNL U.S.
  Government & Quality
  Bond.....................  .225      .225       .225        .175        .175        .175        .15         .15         .10



                                                              $0 TO     $20 TO      $50 TO
                                                              $20 M     $50 M       $200 M          $200 M+
                                                              -----     ------      ------          -------
T. Rowe Price/JNL Established Growth Series.................   .45%      .40%         .40%*           .40%
T. Rowe Price/JNL International Equity Investment Series....   .75%      .60%         .50%            .50%*
T. Rowe Price/JNL Mid-Cap Growth Series.....................   .60%      .50%         .50%*           .50%



* When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

     The sub-advisory fees payable to a sub-adviser may be reduced as agreed to by the parties from time to time. With respect to the Salomon Brothers/JNL Global Bond Series and in connection with the advisory consulting agreement between Salomon Brothers and SBAM Limited, Salomon Brothers will pay SBAM Limited, as full compensation for all services provided under the advisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited will be equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Series that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Series.

OTHER TRUST EXPENSES

     In addition to the investment advisory fee, the Trust incurs expenses, including legal, auditing and accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

--------------------------------------------------------------------------------
                           INVESTMENT IN TRUST SHARES
--------------------------------------------------------------------------------

     An insurance company purchases the shares of the Series at their net asset value using premiums received on Policies issued by Accounts. These Accounts are funded by shares of the Trust. There is no sales charge. All shares are sold at net asset value.

     The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding.

     Shares of the Trust are currently sold primarily to separate accounts of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 to fund the benefits under variable insurance or annuity Policies. Further, it is anticipated that shares of the Trust will be sold to certain qualified retirement plans.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

--------------------------------------------------------------------------------
                                SHARE REDEMPTION
--------------------------------------------------------------------------------

     An insurance company separate account redeems shares to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

     The Trust may suspend the right of redemption only under the following unusual circumstances:

     - when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     - when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     - during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     DESCRIPTION OF SHARES -- The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Series and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Series represents an equal proportional interest in that Series with each other share. The Trust reserves the right to create a number of different Series. In that case, the shares of each Series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, its shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders.

     SERIES TRANSACTIONS -- The Trust's portfolio transactions are executed through brokers who are considered by the appropriate sub-adviser as able to provide execution at the most favorable prices and in the most effective manner. Portfolio security transactions may be executed through brokers who are affiliated with the Trust, JNFSI or a sub-adviser. In addition, brokers may be selected taking into account such brokers' assistance in the purchase of variable annuity contracts funded by the Trust (although such assistance or absence thereof is neither a qualifying nor a disqualifying factor in such selection). See the Statement of Additional Information for more detailed information.

     VOTING RIGHTS -- Except for matters affecting a particular Series, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Trust.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

--------------------------------------------------------------------------------
                     PERFORMANCE ADVERTISING FOR THE SERIES
--------------------------------------------------------------------------------

     The Trust may from time to time advertise several types of historical performance for the Series. The performance advertised will be based on historical results and is not intended to indicate future performance. The performance figures advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity or variable life contract that is funded by the Trust. Such charges, described in the variable annuity or variable life prospectus, will have the effect of reducing the performance described below.

     Each Series may advertise standardized average annual total return, calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized total return. Standardized average annual total return will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.

     Each Series may also advertise yield, and the PPM America/JNL Money Market Series may also advertise effective yield. Yield, as calculated by each Series other than the PPM America/JNL Money Market Series, refers to the annualized income generated by an investment in the Series over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment. Yield, as calculated by the PPM America/JNL Money Market Series, is a measure of the net dividend and interest income earned over a specific seven-day period expressed as a percentage of the offering price of the Series. The yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a 52-week period. Effective yield is calculated under rules prescribed by the Securities and Exchange Commission and assumes a weekly reinvestment of income earned. The effective yield will be slightly higher than the yield due to this compounding effect. Because yield accounting methods differ from the methods used for financial reporting and tax accounting purposes, a Series' yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Series' financial statements.

     The performance of the Series may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Donoghue's Money Fund Report. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. The Series' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Europe and Australasia, Far East Equity Index, Russell 2000 Index, Russell Midcap Index, and S&P 500 Index.

     From time to time, a Series also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

     Each Series' shares are sold at net asset value. Each Series' returns will fluctuate. Shares of a Series are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning each Series' performance appears in the Statement of Additional Information, and in the Trust's Annual Report to Shareholders which may be obtained, without charge, by writing or calling the Trust.

     SHAREHOLDER INQUIRIES -- All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

--------------------------------------------------------------------------------
                                   TAX STATUS
--------------------------------------------------------------------------------

     The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code. Each Series intends to distribute all its taxable net investment income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

     Each Series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Internal Revenue Code, and, therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, CT 06880

INVESTMENT ADVISER AND TRANSFER AGENT

Jackson National Financial Services, Inc.
5901 Executive Drive
Lansing, Michigan 48911

--------------------------------------------------------------------------------
                      APPENDIX A -- RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS

A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

     Commercial paper rated by Standard & Poor's Ratings Group has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

  STANDARD & POOR'S RATINGS GROUP BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issued only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL BONDS

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     NOTE: Moody's applies numerical modifiers, 1, 2 AND 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier indicates that the issue ranks in the lower end of its generic rating category.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 1, 1998


                                JNL SERIES TRUST

                          JNL Aggressive Growth Series
                           JNL Capital Growth Series
                           JNL Global Equities Series
                            JNL/Alger Growth Series
                           JNL/Alliance Growth Series
                          JNL/Eagle Core Equity Series
                        JNL/Eagle SmallCap Equity Series
                JNL/JPM International & Emerging Markets Series
                       JNL/PIMCO Total Return Bond Series
                            JNL/Putnam Growth Series

                         JNL/Putnam Value Equity Series

                      JNL/S&P Conservative Growth Series I
                        JNL/S&P Moderate Growth Series I
                       JNL/S&P Aggressive Growth Series I
                    JNL/S&P Very Aggressive Growth Series I
                         JNL/S&P Equity Growth Series I
                   JNL/S&P Equity Aggressive Growth Series I
                     JNL/S&P Conservative Growth Series II
                       JNL/S&P Moderate Growth Series II
                      JNL/S&P Aggressive Growth Series II
                    JNL/S&P Very Aggressive Growth Series II
                        JNL/S&P Equity Growth Series II
                   JNL/S&P Equity Aggressive Growth Series II

                    Goldman Sachs/JNL Growth & Income Series
                       Lazard/JNL Small Cap Value Series
                        Lazard/JNL Mid Cap Value Series
                        PPM America/JNL Balanced Series
                     PPM America/JNL High Yield Bond Series
                      PPM America/JNL Money Market Series
                      Salomon Brothers/JNL Balanced Series
                    Salomon Brothers/JNL Global Bond Series
                  Salomon Brothers/JNL High Yield Bond Series
           Salomon Brothers/JNL U.S. Government & Quality Bond Series
                  T. Rowe Price/JNL Established Growth Series
            T. Rowe Price/JNL International Equity Investment Series
                    T. Rowe Price/JNL Mid-Cap Growth Series

     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus, dated April 1, 1998. Not all Series described in the Statement of Additional Information may be available for investment. The Prospectus may be obtained by calling (800) 322-8257, or writing P.O. Box 25127, Lansing, Michigan 48909.



                               TABLE OF CONTENTS


     General Information and History
     Investment Restrictions Applicable to all Series
     Common Types of Securities
     Trustees and Officers of the Trust
     Performance
     Investment Adviser and Other Services
     Purchases, Redemptions and Pricing of Shares
     Additional Information
     Tax Status
     Financial Statements


                        GENERAL INFORMATION AND HISTORY


     The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust offers shares in 36 separate Series, each with its own investment objective.


                INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES


     As indicated in the Prospectus, each Series is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Series if a matter affects just that Series), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Series) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment. To the extent that the underlying Series in which the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II invest comply with such restrictions, the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II,

JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II will be considered to comply with such restrictions. As fundamental policies:



     (1) The JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Alliance Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard JNL/Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series,
T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series may not own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets for JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series, and as to seventy-five percent (75%) of the value of the total assets of the other Series, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Series in the securities of such issuer exceeds 5% of the value of such Series' total assets. With respect to the other 50% of the value of its total assets, JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series may invest in the securities of as few as two issuers (not to exceed 25% in any one issuer).



     (2) No Series may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities); except the PPM America/JNL Money Market Series.



     (3) No Series may invest directly in real estate or interests in real estate; however, the Series may own debt or equity securities issued by companies engaged in those businesses.



     (4) No Series may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Series from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).



     (5) No Series may lend any security or make any other loan if, as a result, more than 25% of a Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).



     (6) No Series may act as an underwriter of securities issued by others, except to the extent that a Series may be deemed an underwriter in connection with the disposition of portfolio securities of such Series.



     (7) No Series may invest more than 15% of a Series' net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth Series) in securities that are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions on resale. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or Commercial Paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accordance with guidelines established by the Board of Trustees.

     (8) Except for the JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond Series, a Series will not purchase or retain the securities of any issuer if any of the officers, trustees or directors of all Series or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.


     (9) The Series will not issue senior securities except that they may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Series' total assets by reason of a decline in net assets, the Series will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

     The Trustees have adopted additional investment restrictions for the Series. These restrictions are operating policies of the Series and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


     (a) Except for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II, each Series' investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of a Series' net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Series in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.



     (b) Except for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II , the Series do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.



     (c) Except for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II, the Series do not currently intend to purchase securities on margin, except that the Series may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



     (d) Except for the JNL/JPM International & Emerging Markets Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II, the Series do not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.



     (e) Except for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II, the Series do not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Series may own debt or equity securities of companies engaged in those businesses.


     (f) The Series intend to comply with the Commodity Futures Trading Commission ("CFTC") regulations limiting a Series' investments in futures and options for non-hedging purposes.

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, Jackson National Financial Services, Inc. ("JNFSI") and the insurance companies may enter into agreements, required by certain state insurance departments, under which JNFSI may agree to use its best efforts to assure and to permit insurance companies to monitor that each Series of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                           COMMON TYPES OF SECURITIES

ASSET-BACKED SECURITIES. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities.
The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

COMMERCIAL PAPER. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.


FOREIGN GOVERNMENT SECURITIES. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.



PASSIVE FOREIGN INVESTMENT COMPANIES. Some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies.


HIGH YIELD BONDS. High Yield Bonds are fixed income securities offering high current income that are in the lower rated categories of recognized rating agencies or not rated. These lower-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rated categories.

     High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

HYBRID INSTRUMENTS. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Series. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Series. This principal is returned to the Series at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

     Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

REPURCHASE AGREEMENTS. A Repurchase Agreement may be considered a loan collateralized by securities. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System. The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

SAVINGS AND LOAN OBLIGATIONS. Savings and loan obligations include negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

SHORT-TERM CORPORATE DEBT SECURITIES. Short-term corporate debt securities are outstanding non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

STRIPPED AGENCY MORTGAGE-BACKED SECURITIES. Stripped Agency Mortgage-Backed Securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government agencies or by private issuers similar to those described with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Series.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL AGENCY SECURITIES. Supranational Agency Securities are securities issued or guaranteed by certain supranational entities, such as the International Development Bank.

U.S. GOVERNMENT AGENCY SECURITIES. U.S. Government Agency Securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable Rate Securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate. Variable Rate Securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

WARRANTS. A Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Series may purchase securities on a when-issued or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Series' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will segregate for these securities by maintaining cash and/or liquid assets with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.


ZERO COUPON BONDS. A Series may invest up to 10% of its assets in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.


INFLATION INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.



     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Series purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first annual interest payment would be %15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Series may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contract, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.



     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Series may be forced to liquidate positions when it would not be advantageous to do so. These also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.



     The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.



     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


                       TRUSTEES AND OFFICERS OF THE TRUST

     The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The trustees set broad policies for each Series and choose the Trust's officers. The following is a list of the trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years. The mailing address of the officers and trustees, unless otherwise noted, is 5901 Executive Drive, Lansing, Michigan 48911.

ANDREW B. HOPPING* (Age 39), Trustee, President and Chief Executive Officer, August 1997 to present, Vice President, Treasurer & Chief Financial Officer, August 1996 to August 1997; Director, June 1997 to present, President and Chief Executive Officer, July 1997 to present, Jackson National Financial Services, Inc.; Senior Vice President, June 1994 to present, Jackson National Life Insurance Company; Executive Vice President, 1991 to June 1994, Countrywide Credit.


JOSEPH FRAUENHEIM (Age 63), 1405 Cambridge, Lansing, MI 48911, Trustee, December 1994 to present; Consultant, 1991 to present; President & CEO, Manufacturers Bank of Lansing.

ROBERT A. FRITTS* (Age 49), Treasurer and Chief Financial Officer,
August 1997 to present, Vice President, December 1994 to present, Assistant Treasurer, February 1996 to August 1997, Assistant Secretary, December 1994 to February 1996; Assistant Treasurer, Vice President, Jackson National Life Insurance Company.



THOMAS J. MEYER (Age 51), Vice President, Counsel and Secretary, December 1994 to present; Secretary and Chief Legal Officer, November 1991 to present, Vice President September 1994 to present, Director, June 1995 to present, Jackson National Financial Services, Inc.; Secretary, September 1994 to present, Vice President, and General Counsel, March 1985 to present, Jackson National Life Insurance Company.



RICHARD MCLELLAN (Age 55), 1191 Carriageway North, East Lansing, MI 48823, Trustee, December 1994 to present; Attorney, Dykema Gossett PLLC.



PETER MCPHERSON (Age 57), 1 Abbott Road, East Lansing, MI 48824, Trustee, December 1994 to present; President, October 1993 to present, Michigan State University; Group Executive Vice President, November 1990 to October 1993, Bank of America.


MARK D. NERUD (Age 31), Vice President and Assistant Treasurer, August 1997 to present; Chief Operating Officer and Treasurer, July 1997 to present, Jackson National Financial Services, Inc.; Assistant Vice President - Mutual Fund Operations, October 1997 to present, Assistant Vice President, March 1997 to October 1997, Assistant Controller, October 1996 to October 1997, Senior Manager - Mutual Fund Operations, April 1996 to October 1996, Jackson National Life Insurance Company; Manager - Mutual Fund Accounting, May 1993 to April 1996, Voyageur Asset Management Company; Manager - Financial Services, June 1988 to May 1993, KPMG Peat Marwick.

AMY D. EISENBEIS (Age 33), Vice President and Assistant Secretary, August 1997 to present; Assistant Secretary, June 1997 to present, Jackson National Financial Services, Inc.; Associate General Counsel, July 1995 to present, Jackson National Life Insurance Company; Staff Attorney, January 1994 to July 1995, Waddell & Reed, Inc.; Staff Attorney, October 1991 to January 1994, Security Benefit Life Insurance Company.
___________
*Trustees who are interested persons as defined in the Investment Company Act of 1940.


     On January 12, 1998, the officers and trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Trust. To the extent required by applicable law, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance or variable annuity contracts. All shares of each Series of the Trust will be voted by Jackson National Life Insurance Company in accordance with voting instructions received from such variable contract owners. Jackson National Life Insurance Company will vote all of the shares which it is entitled to vote in the same by variable contract owners, on the issues presented, including shares which are attributable to Jackson National Life Insurance Company's interest in the Trust.


     The trustees who are "interested persons" and officers as designated above receive no compensation from the Trust. Disinterested Trustees will be paid $4,000 for each meeting they attend. For the year ended December 31, 1997, the Disinterested Trustees received the following fees for service as Trustee:



                                         PENSION OR
                   AGGREGATE             RETIREMENT BENEFITS   TOTAL COMPENSATION
                   COMPENSATION FROM     ACCRUED AS PART OF    FROM TRUST AND FUND
     TRUSTEE       TRUST                 TRUST EXPENSES        COMPLEX
-----------------  --------------------  --------------------  --------------------
Joseph Frauenheim               $23,500                     0               $23,500
Richard McLellan                 23,500                     0                23,500
Peter McPherson                  10,500                     0                10,500

                                  PERFORMANCE

     As described in the Prospectus, a Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity or variable life contract that is funded by the Trust. Such charges, described in the variable annuity or variable life prospectus, will have the effect of reducing a Series' performance.

     Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period (seven-day period for the PPM America/JNL Money Market Series) expressed as a percentage of the net asset value.

     A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

     The standardized average annual total return for each Series (except the PPM America/JNL Money Market Series) for the periods indicated was as follows:

                                                                        Commencement
                                        One Year Period                   of Operations
                                            Ended                             to
                                        December 31, 1997           December 31, 1997
JNL Aggressive Growth Series*                       %               %
JNL Capital Growth Series*                          %               %
JNL Global Equities Series*                         %               %
JNL/Alger Growth Series**                           %               %
JNL/Eagle Core Equity Series***                     %               %
JNL/Eagle SmallCap Equity Series***                 %               %
JNL/Putnam Growth Series*                           %               %
JNL/Putnam Value Equity Series*                     %               %
PPM America/JNL Balanced Series*                    %               %
PPM America/JNL High Yield Bond Series*             %               %
Salomon Brothers/JNL Global Bond Series*            %               %
Salomon Brothers/JNL U.S. Government and
Quality Bond Series*                                %               %
T. Rowe Price/JNL Established Growth Series*        %               %
T. Rowe Price/JNL International Equity
Investment Series*                                  %               %
T. Rowe Price/JNL Mid-Cap Growth Series*            %               %

     *Commenced operations on May 15, 1995.
     **Commenced operations on October 16, 1995.
     ***Commenced operations on September 16, 1996.



Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

     The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

     Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Series' shares on the first day of the period and computing the "end value" of that investment at the end of the period.
The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

     The yield for a Series other than the PPM America/JNL Money Market Series is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:
                                            6
                        YIELD = 2[(a-b/cd+1)  -1]


Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the offering price (net asset value) per share on the last day of the period.


     The yield for the 30-day period ended December 31, 1997, for each of the referenced Series was as follows:



       PPM America/JNL Balanced Series                                 %
       PPM America/JNL High Yield Bond Series                          %
       Salomon Brothers/JNL Global Bond Series                         %
       Salomon Brothers/JNL U.S. Government and Quality Bond Series    %





     In computing the foregoing yield, the Series follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the

Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.


     The PPM America/JNL Money Market Series' yield is also computed in accordance with a standardized method prescribed by rules of the SEC.
Under that method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The PPM America/JNL Money Market Series' yield for the seven-day period ended December 31, 1997, was __________%.



     The PPM America/JNL Money Market Series' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)365/7 - 1. The PPM America/JNL Money Market Series' effective yield for the seven-day period ended December 31, 1997, was ______%.


     A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' shares are sold at net asset value. Returns and net asset value will fluctuate, except that the PPM America/JNL Money Market Series seeks to maintain a $1.00 net asset value per share. Factors affecting a Series' performance include general market conditions, operating expenses and investment management. Shares of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

     The performance of the Series may be compared to various other selected recognized market indicators. There are differences and similarities between the investments which a Series may purchase and the investments measured by the market indicators. Each Series may compare its performance to one or more of the Consumer Price Index, the Standard & Poor's 500 Index, the Standard & Poor's MidCap 400 Index, the Morgan Stanley Capital International World Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers High Yield Index, the Salomon Brothers Broad Investment Grade Index, the Salomon Brothers Treasury Index, the Russell 2000 Index, the Russell Midcap Index, or the Morgan Stanley Europe and Australasia, Far East Equity Index The foregoing bond indexes are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indexes are weighted performance averages of other mutual funds with similar investment objectives. The net asset values and returns of the Series will also fluctuate. No adjustments are made for taxes payable on dividends.

     A Series may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

                     INVESTMENT ADVISER AND OTHER SERVICES

     JNFSI, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser of each Series and provides each Series with professional investment supervision and management. JNFSI is a wholly-owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly-owned by Prudential Corporation plc, the largest life insurance company in the United Kingdom. JNFSI provides, preparation of financial statements, tax services and regulatory reports.


     Pursuant to an Amended Investment Advisory and Management Agreement, JNFSI acts as the Trust's investment adviser, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Amended Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of each Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Amended Investment Advisory and Management Agreement provides that JNFSI shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays JNFSI a fee as described in the Prospectus. The fees paid by the Trust to JNFSI pursuant to the Amended Investment Advisory and Management Agreement from the commencement of operations to March 31, 1996 were $701,004, from April 1, 1996 to December 31, 1996 were $1,884,328, and for the fiscal year ended December 31, 1997 were $______________.


     In addition to providing the services described above JNFSI selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFSI monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

     Janus Capital Corporation ("Janus Capital") serves as sub-adviser for the JNL Capital Growth, JNL Aggressive Growth and JNL Global Equities Series; Fred Alger Management, Inc. ("Alger Management") serves as sub-adviser for the JNL/Alger Growth Series; Alliance Capital Management L.P. ("Alliance") serves as sub-adviser for the JNL/Alliance Growth Series; Eagle Asset Management, Inc. ("Eagle") serves as sub-adviser to the JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series; Goldman Sachs Asset Management ("Goldman Sachs") serves as sub-adviser for the Goldman Sachs/JNL Growth & Income Series; J.P. Morgan

Investment Management Inc. ("JPM") serves as sub-adviser for the JNL/JPM International & Emerging Markets Series; Pacific Investment Management Company ("PIMCO") serves as sub-adviser for the JNL/PIMCO Total Return Bond Series; Lazard Asset Management ("Lazard") serves as sub-adviser for the Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series, PPM America, Inc. ("PPM") serves as sub-adviser for the PPM America/JNL Balanced, PPM America/JNL High Yield Bond, and PPM America/JNL Money Market Series; Putnam Investment Management, Inc. ("Putnam") serves as sub-adviser to the JNL/Putnam Growth and JNL/Putnam Value Equity Series; Salomon Brothers Asset Management Inc ("SBAM") serves as sub-adviser for the Salomon Brothers/JNL Balanced, Salomon Brothers/JNL U.S. Government & Quality Bond, Salomon Brothers/JNL High Yield Bond and Salomon Brothers/JNL Global Bond Series; Standard & Poor's Investment Advisory Services, Inc. ("SPIAS") serves as sub-adviser for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II; T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. ("Price-Fleming") serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.


     Subject to the supervision of JNFSI and the Trustees pursuant to investment sub-advisory agreements entered into between JNFSI and each of the sub-advisers, respectively, the sub-advisers invest and reinvest the Series' assets consistent with the Series' respective investment objectives and policies. The investment sub-advisory agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Series and by the shareholders of each Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFSI and the Series. Additional Series may be subject to a different agreement. The sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Series to comply with the provisions of
Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

     The Trust pays the compensation of the Trustees who are not affiliated with JNFSI and all expenses (other than those assumed by JNFSI), including governmental fees, interest charges, taxes, membership dues in certain industry associations allocable to the Trust, fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust, expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions, expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust and expenses of calculating the net asset value of shares of the Trust, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian for each Series of the Trust. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

     JNFSI is the transfer agent and dividend-paying agent for each Series of the Trust.

INDEPENDENT ACCOUNTANTS


     The Series' independent accountants, Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.


__________ prepare the Series' federal income and excise tax returns.


SERIES TRANSACTIONS AND BROKERAGE

     The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. JNFSI and the sub-advisers always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to JNFSI or the sub-advisers. In placing orders with such broker/dealers, JNFSI and the sub-advisers will, where possible, take into account the comparative usefulness of such information. Such information is useful to JNFSI and the sub-advisers even though its dollar value may be indeterminable and its receipt or availability generally does not reduce JNFSI's or the sub-advisers' normal research activities or expenses.

     Trust portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker/dealer's selection, nor is the selection of any broker/dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFSI or the sub-advisers. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when JNFSI and the sub-advisers believe that to do so is in the interest of the Trust. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

     During the periods indicated, the Series paid the following amounts in brokerage commissions:



                                                 Fiscal year         April 1,
                                                   ended             1996 to              Commencement
                                                December 31,         December             of Operations to
                                                   1997              31, 1996*            March 31, 1996
                                                ------------        --------------        ----------------
JNL Aggressive Growth Series**                                         $16,981               $19,654
JNL Capital Growth Series**                                             34,515                16,905
JNL Global Equities Series**                                            47,800                72,359
JNL/Alger Growth Series***                                              22,155                 9,414
JNL/Eagle Core Equity Series****                                         1,785                   N/A
JNL/Eagle SmallCap Equity Series****                                     4,389                   N/A
JNL/Putnam Growth Series**                                              33,185                 8,008
JNL/Putnam Value Equity Series**                                         3,587                 2,888
PPM America/JNL Balanced Series**                                       17,054                 5,077
PPM America/JNL High Yield Bond Series**                                   500                     0
PPM America/JNL Money Market Series**                                        0                     0
Salomon Brothers/JNL Global Bond Series**                                    0                 1,399
Salomon Brothers/JNL U.S. Government and
Quality Bond Series**                                                        0                     0
T. Rowe Price/JNL Established Growth
Series**                                                                 5,706                20,293
T. Rowe Price/JNL International Equity
Investment Series**                                                     17,105                63,341
T. Rowe Price/JNL Mid-Cap Growth Series**                               19,868                25,663


*The JNL Series Trust changed its fiscal year end from March 31 to December 31. **Commenced operations on May 15, 1995.
***Commenced operations on October 16, 1995.
****Commenced operations on September 16, 1996.

Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM.


     As of December 31, 1997, the following Series owned securities of one of the Trust's regular broker/dealers:



Series  Broker/Dealer                 Amount of Securities Owned
------  -------------  ---------------------------------------------------------




CODE OF ETHICS

     To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.


                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company or certain tax qualified retirement plans may purchase shares of the Series at their net asset value. For an insurance company, shares are purchased using premiums received on policies issued by separate accounts. These separate accounts are funded by shares of the Trust.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.


     As stated in the Prospectus, the net asset value ("NAV") of Series shares is determined once each day on which the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The per share

NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' net asset value is not calculated. A Series calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

     For the PPM America/JNL Money Market Series, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. The net income of the PPM America/JNL Money Market Series is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Series, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Series on the last business day of each month at the rate of one share (and fraction thereof) of the Series for each one dollar (and fraction thereof) of dividend income.

     For this purpose, the net income of the PPM America/JNL Money Market Series (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Series, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Series determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the Investment Company Act of 1940.

     Because the net income of the PPM America/JNL Money Market Series is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Series divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Series, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Series in its account. Pursuant to its objective of maintaining a fixed one dollar share price, the Series will not purchase securities with a remaining maturity of more than 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.

     The Trust may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

                             ADDITIONAL INFORMATION

     DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Series and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Series represents an equal proportionate interest in that Series with each other share. The Trust reserves the right to create and issue a number of Series of shares. In that case, the shares of each Series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders.

     VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:


-       designate Series of the Trust; or

-       change the name of the Trust; or

- supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable, except as set forth in the prospectus. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Series affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

     SHAREHOLDER INQUIRIES - All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS


     The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code. Each Series intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Series intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

     All income, dividends, and capital gains distributions, if any, on Series shares are reinvested automatically in additional shares of the Series at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

     Each Series of the Trust is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code and, therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS

                                JNL SERIES TRUST

                                     PART C
                               OTHER INFORMATION

Note: Items 24-32 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 24. Financial Statements and Exhibits.

         (a) Financial Statements

             (i) Financial statements included in Part A of the Registration Statement: Financial Highlights

             (ii) Financial statements included in Part B of the
                  Registration Statement:

                         To be filed by Amendment


         (b) Exhibits


Exhibit
Number            Description
-------           -----------


1. Agreement and Declaration of Trust of Registrant dated June 1, 1994, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

2. Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

3. Not Applicable

4. Not Applicable

5. (a) Amended Investment Advisory and Management Agreement between
       Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

   (b) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Fred Alger Management, Inc. dated August 16, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

  (c)  Investment Sub-Advisory Agreement between Jackson National
       Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-

           Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (d)  Investment Sub-Advisory Agreement between Jackson National
           Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (e) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Rowe Price-Fleming International, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (f) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (g) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and T. Rowe Price Associates, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (h)  Investment Sub-Advisory Agreement between Jackson National
           Financial Services, Inc. and Salomon Brothers Asset Management Limited, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (i) Amendment dated August 7, 1996 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

      (j) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Eagle Asset Management, Inc. dated August 9, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

      (k) Amendment dated August 21, 1996 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

      (l) Amendment dated April 18, 1997 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National

           Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

      (m)  Amendment dated April 18, 1997 to Investment Sub-Advisory
           Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

      (n) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Putnam Investment Management, Inc. dated April 22, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

      (o)  Amendment dated December 17, 1997 to Amended Investment
           Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, attached hereto.

      (p) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Alliance Capital Management L.P. dated December 17, 1997, attached hereto.

      (q)  Form of Sub-Advisory Agreement between Jackson National
           Financial Services, Inc. and Goldman Sachs Asset Management, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

      (r) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and J.P. Morgan Investment Management Inc. dated December 17, 1997, attached hereto.

      (s)  Sub-Advisory Agreement between Jackson National Financial
           Services, Inc. and Lazard Asset Management dated December 17, 1997, attached hereto.

      (t) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Pacific Investment Management Company dated December 17, 1997, attached hereto.

      (u) Amendment dated December 17, 1997 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, attached hereto.

      (v)  Form of Sub-Advisory Agreement between Jackson National
           Financial Services, Inc. and Standard & Poor's Investment Advisory Services, Inc., attached hereto.

6.    (a)  Amended Fund Participation Agreement between Registrant, Jackson
           National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to

           Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

      (b) Amendment dated August 7, 1996 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

      (c) Amendment dated April 18, 1997 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

      (d) Form of Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account III, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

7.  Not Applicable

8. Custodian Contract between Registrant and State Street Bank and Trust Company dated September 16, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 15, 1997.

9. Transfer Agency and Service Agreement between Registrant State Street Bank and Trust Company dated September 16, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 15, 1997.

10. Opinion of Blazzard, Grodd & Hasenauer, PC, to be filed by Amendment.

11. Consent of Price Waterhouse LLP, to be filed by Amendment.

12. Not Applicable

13. Not Applicable

14. Not Applicable

15. Not Applicable

16. Computation of Performance Quotations, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

17. Financial Data Schedule, to be filed by Amendment.

18. Not Applicable

Item 25.  Persons controlled by or under Common Control with Registrant.

          Not Applicable.

Item 26.  Number of Holders of Securities.

                                                                 NUMBER OF
                                                                HOLDERS AS OF
          SERIES                                              JANUARY 12, 1998
          ------                                             ------------------

          JNL Aggressive Growth Series                                  3
          JNL Capital Growth Series                                     3
          JNL Global Equities Series                                    3
          JNL/Alger Growth Series                                       3
          JNL/Alliance Growth Series                                    0
          JNL/Eagle Core Equity Series                                  2
          JNL/Eagle SmallCap Equity Series                              3
          JNL/JPM International & Emerging Markets Series               0
          JNL/PIMCO Total Return Bond Series                            0
          JNL/Putnam Growth Series                                      3
          JNL/Putnam Value Equity Series                                2
          JNL/S&P Conservative Growth Series I                          0
          JNL/S&P Moderate Growth Series I                              0
          JNL/S&P Aggressive Growth Series I                            0
          JNL/S&P Very Aggressive Growth Series I                       0
          JNL/S&P Equity Only-Growth Series I                           0
          JNL/S&P Equity Only-Aggressive Growth Series I                0
          JNL/S&P Conservative Growth Series II                         0
          JNL/S&P Moderate Growth Series II                             0
          JNL/S&P Aggressive Growth Series II                           0
          JNL/S&P Very Aggressive Growth Series II                      0
          JNL/S&P Equity Only-Growth Series II                          0
          JNL/S&P Equity Only-Aggressive Growth Series II               0
          Goldman Sachs/JNL Growth & Income Series                      0
          Lazard/JNL Small Cap Value Series                             0
          Lazard/JNL Mid Cap Value Series                               0
          PPM America/JNL Balanced Series                               2
          PPM America/JNL High Yield Bond Series                        3
          PPM America/JNL Money Market Series                           3
          Salomon Brothers/JNL Balanced Series                          0
          Salomon Brothers/JNL Global Bond Series                       3
          Salomon Brothers/JNL High Yield Bond Series                   0
          Salomon Brothers/JNL U.S. Government & Quality Bond Series    3
          T. Rowe Price/JNL Established Growth Series                   3
          T. Rowe Price/JNL International Equity Investment Series      3
          T. Rowe Price/JNL Mid-Cap Growth Series                       3

Item 27. Indemnification.

         Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

            Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify trustees of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 28.    Business and Other Connections of Investment Adviser.

            Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Financial Services, Inc. ("JNFSI") contained in the sections entitled "Management of the Trust" and "Investment Adviser and Other Services" and the biographical information pertaining to Messrs. Hopping, Meyer, Fritts and Nerud and Ms. Eisenbeis, contained in the section entitled "Trustees and Officers of the Trust" of the Statement of Additional Information.

            Alliance Capital Management L.P., Eagle Asset Management, Inc., Fred Alger Management, Inc., Goldman Sachs Asset Management, Janus Capital Corporation, J.P. Morgan Investment Management Inc., Lazard Asset Management, Pacific Investment Management Company, PPM America, Inc., Putnam Investment Management, Inc., Salomon Brothers Asset Management Inc, Salomon Brothers Asset Management Limited, Standard & Poor's Investment Advisory Services, Inc., T. Rowe Price Associates, Inc., and Rowe Price-Fleming International, Inc., the sub-advisers of certain series of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information:

                                                      File No.
                                                      ---------
            Alliance Capital Management L.P.           801-32361
            Eagle Asset Management, Inc.               801-21343
            Fred Alger Management, Inc.                801-06709
            Goldman Sachs Asset Management             801-16048
            Janus Capital Corporation                  801-13991
            J.P. Morgan Investment Management Inc.     801-21011
            Lazard Asset Management                    801-6568
            Pacific Investment Management Company      801-48187
            PPM America, Inc.                          801-40783
            Putnam Investment Management, Inc.         801-7974
            Salomon Brothers Asset Management Inc 801-32046 Standard & Poor's Investment Advisory
                  Services, Inc.                       801-51431
            T. Rowe Price Associates, Inc.             801-856
            Rowe Price-Fleming International, Inc. 801-14713 Salomon Brothers Asset Management Limited 801-43335

Item 29.    Principal Underwriters.

            Not Applicable.

Item 30.    Location of Accounts and Records


            Accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
            (10), and (11) are in the physical possession of the Registrant at 5901 Executive Drive, Lansing, Michigan 48911; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171.


Item 31.    Management Services.

            Not Applicable.

Item 32.    Undertakings.


            (a)  Not Applicable.

            (b) Registrant hereby undertakes to file an amendment to the Registration Statement, using unaudited financial statements, within four to six months of the effective date of this Post-Effective Amendment.

            (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Lansing and the State of Michigan on the 16th day of January, 1998.


                                                JNL SERIES TRUST


                                                By: /s/ Andrew B. Hopping
                                                    by Thomas J. Meyer*
                                                    -------------------
                                                    Andrew B. Hopping
                                                    President, CEO and
                                                    Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.



/s/ Andrew B. Hopping           President, CEO and              January 16, 1998
                                                                ----------------
     by Thomas J. Meyer*        Trustee
------------------------
Andrew B. Hopping

/s/ Joseph Frauenheim           Trustee                         January 16, 1998
                                                                ----------------
     by Thomas J. Meyer*
------------------------
Joseph Frauenheim


/s/ Richard McLellan            Trustee                         January 16, 1998
                                                                ----------------
     by Thomas J. Meyer*
------------------------
Richard McLellan


/s/ Peter McPherson             Trustee                         January 16, 1998
                                                                ----------------
     by Thomas J. Meyer*
------------------------
Peter McPherson


* Attorney In Fact

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL SERIES TRUST, a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Robert P. Saltzman, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.



/s/ Andrew B. Hopping              9/12/97
---------------------              ------------------
Andrew B. Hopping                  Date


/s/  Robert A. Fritts              9-12-97
---------------------              ------------------
Robert A. Fritts                   Date


/s/ Joseph Frauenheim              September 15, 1997
---------------------              ------------------
Joseph Frauenheim                  Date


/s/ Richard McLellan               September 15, 1997
---------------------              ------------------
Richard McLellan                   Date


/s/ Peter McPherson                Sept 15, 97
---------------------              ------------------
Peter McPherson                    Date

                                  EXHIBIT LIST


Exhibit
Number      Description
-------     -----------


5.(o)      Amendment dated December 17, 1997 to Amended Investment Advisory and
Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, attached hereto as EX-99.B5-o

5.(p)      Sub-Advisory Agreement between Jackson National Financial Services,
Inc. and Alliance Capital Management L.P. dated December 17, 1997, attached hereto as EX-99.B5-p

5.(r)      Sub-Advisory Agreement between Jackson National Financial Services,
Inc. and J.P. Morgan Investment Management Inc. dated December 17, 1997, attached hereto as EX-99.B5-r

5.(s)      Sub-Advisory Agreement between Jackson National Financial Services,
Inc. and Lazard Asset Management dated December 17, 1997, attached hereto as EX-99.B5-s

5.(t)      Sub-Advisory Agreement between Jackson National Financial Services,
Inc. and Pacific Investment Management Company dated December 17, 1997, attached hereto as EX-99.B5-t

5.(u)      Amendment dated December 17, 1997  to Investment Sub-Advisory
Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc, attached hereto as EX-99.B5-u

5.(v)      Form of Sub-Advisory Agreement between Jackson National Financial
Services, Inc. and Standard & Poor's Investment Advisory Services, Inc., attached hereto as EX-99.B5-t